SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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Invesco Van Kampen Municipal Trust
Invesco Van Kampen Massachusetts Value Municipal Income Trust
Invesco Van Kampen Ohio Quality Municipal Trust
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Invesco Van Kampen Municipal Trust
Invesco Van Kampen Massachusetts Value Municipal Income Trust
Invesco Van Kampen Ohio Quality Municipal Trust
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals
1555 Peachtree Street, N.E.
Atlanta, GA 30309
(800) 341-2929
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To Be Held on July 17, 2012
     Notice is hereby given to holders of preferred shares of beneficial interest designated as Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of Invesco Van Kampen Massachusetts Value Municipal Income Trust (“VMV”), Invesco Van Kampen Ohio Quality Municipal Trust (“VOQ”), Invesco Van Kampen Trust for Investment Grade New Jersey Municipals (“VTJ,” and together with VMV and VOQ, the “Target Funds”), and Invesco Van Kampen Municipal Trust (the “Acquiring Fund” or “VKQ”) that the Funds will hold a joint annual meeting of shareholders (the “Meeting”) on July 17, 2012, at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Meeting will begin at 2:00 p.m. Eastern time. The Target Funds and the Acquiring Fund collectively are referred to as the “Funds” and each is referred to individually as a “Fund.” At the Meeting, holders of VMTP Shares (“VMTP Shareholders”) will be asked to vote on the following proposals:
1)	For each Fund, approval of an Agreement and Plan of Redomestication that provides for the reorganization of such Fund as a Delaware statutory trust.

2)	Approval of the merger of each Target Fund into the Acquiring Fund, which shall require the following shareholder actions:
(a) For each Target Fund, approval of an Agreement and Plan of Merger that provides for such Target Fund to merge with and into the Acquiring Fund.
(b) For the Acquiring Fund, approval of the following sub-proposals:
(i) Approval of an Agreement and Plan of Merger that provides for VMV to merge with and into the Acquiring Fund.
(ii) Approval of an Agreement and Plan of Merger that provides for VOQ to merge with and into the Acquiring Fund.
(iii) Approval of an Agreement and Plan of Merger that provides for VTJ to merge with and into the Acquiring Fund.
3)	For each Fund, the election of Trustees to its Board of Trustees, as follows:
(a) For VMV, the election of three Trustees to its Board of Trustees by the holders of VMTP Shares and Common Shares voting together as a single class.
(b) For VTJ, VOQ and the Acquiring Fund, the election of one Trustee to its Board of Trustees by the holders of VMTP Shares and Common Shares voting together as a single class.
(c) For VTJ, VOQ and the Acquiring Fund, the election of one Trustee to its Board of Trustees solely by the holders of VMTP Shares.

     Each Fund may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
     VMTP Shareholders of record as of the close of business on May 25, 2012, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Holders of the Funds’ common shares of beneficial interest, whose voting instructions are being separately solicited, will also vote on certain matters at the Meeting.
     The Board of Trustees of each Fund requests that you vote your shares by either (i) completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or (ii) voting by telephone or via the internet using the instructions on the proxy card. Please vote your shares promptly regardless of the number of shares you own.
     Each Target Fund’s governing documents provide that shareholders do not have dissenters’ appraisal rights, and each Target Fund does not believe that its shareholders are entitled to appraisal rights in connection with its merger.
     Each Fund’s Board unanimously recommends that you cast your vote for the above proposals and for all the Trustee nominees as described in the Joint Proxy Statement.
By order of the Board of Trustees:

John M. Zerr
Senior Vice President, Secretary and Chief Legal Officer

June [ ], 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012:
The proxy statement and annual report to shareholders are available at www.invesco.com/us.

Invesco Van Kampen Municipal Trust
Invesco Van Kampen Massachusetts Value Municipal Income Trust
Invesco Van Kampen Ohio Quality Municipal Trust
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals
1555 Peachtree Street, N.E.
Atlanta, GA 30309
(800) 341-2929
JOINT PROXY STATEMENT
June [   ], 2012
Introduction
     This Joint Proxy Statement (the “Proxy Statement”) contains information that holders of preferred shares of beneficial interest designated as Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of Invesco Van Kampen Massachusetts Value Municipal Income Trust (“VMV”), Invesco Van Kampen Ohio Quality Municipal Trust (“VOQ”), Invesco Van Kampen Trust for Investment Grade New Jersey Municipals (“VTJ,” and together with VMV and VOQ, the “Target Funds”), and Invesco Van Kampen Municipal Trust (the “Acquiring Fund” or “VKQ”) should know before voting on the proposals that are described herein. The Target Funds and the Acquiring Fund collectively are referred to as the “Funds” and each is referred to individually as a “Fund.”
     A joint annual meeting of the shareholders of the Funds (the “Meeting”) will be held on July 17, 2012 at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Meeting will begin at 2:00 p.m. Eastern time. The following describes the proposals to be voted on by holders of VMTP Shares (“VMTP Shareholders”) at the Meeting:
1)	For each Fund, approval of an Agreement and Plan of Redomestication that provides for the reorganization of such Fund as a Delaware statutory trust.

2)	Approval of the merger of each Target Fund into the Acquiring Fund, which shall require the following shareholder actions:
(a) For each Target Fund, approval of an Agreement and Plan of Merger that provides for such Target Fund to merge with and into the Acquiring Fund.
(b) For the Acquiring Fund, approval of the following sub-proposals:
(i) Approval of an Agreement and Plan of Merger that provides for VMV to merge with and into the Acquiring Fund.
(ii) Approval of an Agreement and Plan of Merger that provides for VOQ to merge with and into the Acquiring Fund.
(iii) Approval of an Agreement and Plan of Merger that provides for VTJ to merge with and into the Acquiring Fund.
3)	For each Fund, the election of Trustees to its Board of Trustees, as follows:
(a) For VMV, the election of three Trustees to its Board of Trustees by the holders of VMTP Shares and Common Shares voting together as a single class.

i

(b) For VTJ, VOQ and the Acquiring Fund, the election of one Trustee to its Board of Trustees by the holders of VMTP Shares and Common Shares voting together as a single class.
(c) For VTJ, VOQ and the Acquiring Fund, the election of one Trustee to its Board of Trustees solely by the holders of VMTP Shares.
     Each Fund may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
     The redomestications contemplated by Proposal 1 are referred to herein each individually as a “Redomestication” and together as the “Redomestications.” The mergers contemplated by Proposal 2 are referred to herein each individually as a “Merger” and together as the “Mergers.”
     The Boards of Trustees of the Funds (the “Boards”) have fixed the close of business on May 25, 2012, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders will be entitled to one vote for each share held (and a proportionate fractional vote for each fractional share). Holders of the common shares of beneficial interest (“Common Shares”) of the Funds, whose voting instructions are being separately solicited, will also vote on certain matters at the Meeting.
     This Proxy Statement, the enclosed Notice of Joint Annual Meeting of Shareholders, and the enclosed proxy card will be mailed on or about June [30], 2012, to all VMTP Shareholders eligible to vote at the Meeting. Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Common Shares of each Fund are listed on the Chicago Stock Exchange. The Common Shares of VOQ, VTJ and the Acquiring Fund are also listed on the New York Stock Exchange, and the Common Shares of VMV are also listed on NYSE MKT (formerly NYSE Amex) (collectively with the New York Stock Exchange and the Chicago Stock Exchange, the “Exchanges”).
     The Meeting is scheduled as a joint meeting of the shareholders of the Funds and certain affiliated funds, whose votes on proposals applicable to such funds are being solicited separately, because the shareholders of the funds are expected to consider and vote on similar matters.
     A joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of separate proxy materials for each Fund. You should retain this Proxy Statement for future reference, as it sets forth concisely information about the Funds that you should know before voting on the proposals. Additional information about each Fund is available in the annual and semi-annual reports to shareholders of such Fund. Each Fund’s most recent annual report to shareholders, which contains audited financial statements for the Funds’ most recently completed fiscal year, and each Fund’s most recent semi-annual report to shareholders have been previously mailed to shareholders and are available on the Funds’ website at www.invesco.com/us. These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). Copies of all of these documents are also available upon request without charge by writing to the Funds at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046, or by calling (800) 341-2929.
     You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, D.C. 20549-1520. You may also inspect reports, proxy material and other information concerning each of the Funds at the Exchanges.
     The VMTP Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, VMTP Shares to be issued in a Merger are not offered for sale hereby, and may not be transferred or resold except in compliance with the Securities Act. No person has been authorized to give any information or make any representations not contained herein and, if so given or made, such information or representation must not be relied upon as having been authorized.

Exhibits
     No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement or related solicitation materials on file with the Securities and Exchange Commission, and you should not rely on such other information or representations.

PROPOSAL 1: APPROVAL OF REDOMESTICATION
On what am I being asked to vote?
     Each Fund’s shareholders are being asked to approve an Agreement and Plan of Redomestication (a “Plan of Redomestication”) providing for the reorganization of the Fund as a Delaware statutory trust (referred to herein as a “DE Fund”). Each Fund is currently a Massachusetts business trust. Each Fund’s Plan of Redomestication provides for the Fund to transfer all of its assets and liabilities to a newly formed Delaware statutory trust whose capital structure will be substantially the same as the Fund’s current structure, after which Fund shareholders will own shares of the Delaware statutory trust and the Massachusetts business trust will be liquidated and terminated. The Redomestication is only a change to your Fund’s legal form of organization and there will be no change to the Fund’s investments, management, fee levels or federal income tax status as a result of the Redomestication.
     Each Fund’s Redomestication may proceed even if other Redomestications are not approved by shareholders or are for any other reason not completed. A form of the Plan of Redomestication is available in Exhibit A.
     By voting for this Proposal 1, you will be voting to become a shareholder of a fund organized as a Delaware statutory trust with portfolio characteristics, investment objective(s), strategies, risks, trustees, advisory agreements, subadvisory arrangements and other arrangements that are substantially the same as those currently in place for your Fund.
Has my Fund’s Board of Trustees approved the Redomestication?
     Yes. Each Fund’s Board has reviewed and unanimously approved the Plan of Redomestication and this Proposal 1. The Board of each Fund unanimously recommends that shareholders vote for Proposal 1.
Will VMTP Shares issued in connection with the Redomestications be the same as my current VMTP Shares?
     Yes. In connection with each Redomestication, the applicable DE Fund will issue VMTP Shares with terms that are substantially identical to the terms of the Fund’s currently outstanding VMTP Shares. Important information regarding the VMTP Shares to be issued in connection with each Redomestication is set forth below.
(1)	It is a condition of closing of each Redomestication that the Fund will have satisfied all of its obligations set forth in certain documents related to the VMTP Shares immediately prior to the Redomestication and that the DE Fund will satisfy all of the obligations of the corresponding documents related to the VMTP Shares to be issued by the DE Fund immediately after the Redomestication.

(2)	The terms of the Declaration of Trust of a DE Fund are identical to those terms agreed upon by the initial purchaser of VMTP Shares of a Fund.

(3)	The terms of the bylaws of a DE Fund are identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.

(4)	The terms of the VMTP Shares issued by a DE Fund, as set forth in the Statement of Preferences of VMTP Shares of the DE Fund, are identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.

(5)	In the Redomestications, VMTP Shareholders of a Fund will receive VMTP Shares of the DE Fund and no VMTP Shares of the DE Fund will be issued to persons who are not holders of VMTP Shares of the Fund.

(6)	It is a condition of closing of each Redomestication that upon closing of such Redomestication the VMTP Shares of the DE Fund be rated at least AA-/Aa3 by each rating agency that is rating, at the request of the DE Fund, such VMTP Shares.

(7)	The Redomestications are scheduled to occur on or prior to December 31, 2012.
     A form of the Statement of Preferences of VMTP Shares of the Acquiring Fund is attached hereto as Exhibit L. The Statement of Preferences of VMTP Shares of the DE Fund for each Target Fund will be identical in all material respects. The description of VMTP Shares of the DE Funds included herein is subject to and qualified in its entirety by reference to the more detailed description of the VMTP Shares set forth in such form of Statement of Preferences.
What are the reasons for the proposed Redomestications?
     The Redomestications will serve to standardize the governing documents and certain agreements of the Funds with each other and with other funds managed by Invesco Advisers, Inc. (the “Adviser”). This standardization is expected to streamline the administration of the Funds, which may result in cost savings and more effective administration by eliminating differences in governing documents or controlling law. In addition, the legal requirements governing business trusts under Massachusetts law are less certain and less developed than those under Delaware law, which sometimes necessitates the Funds bearing the cost to engage counsel to advise on the interpretation of such law.
     The Redomestications are also a necessary step for the completion of the Mergers described in Proposal 2 because, as Delaware statutory trusts, the Funds may merge with no delay in transactions that are expected to qualify as tax-free reorganizations. However, the Redomestications may proceed even if the Mergers described in Proposal 2 are not approved.
What effect will a Redomestication have on me as a shareholder?
     A Redomestication will have no direct economic effect on Fund shareholders’ investments, other than the cost savings described herein. Each redomesticated Fund will have investment advisory agreements, subadvisory arrangements, administration agreements, custodian agreements, transfer agency agreements, and other service provider arrangements that are identical in all material respects to those in place immediately before the Redomestication, with certain non-substantive revisions to standardize such agreements across the Funds. For example, after the Redomestications, the investment advisory agreements of the Funds will contain standardized language describing how investment advisory fees are calculated, but there will be no change to the actual calculation methodology. Each Fund will continue to be served by the same individuals as trustees and officers, and each Fund will continue to retain the same independent registered public accounting firm. The portfolio characteristics, investment objective(s), strategies and risks of each Fund will not change as a result of the Redomestications. Each Fund’s new governing documents will be similar to its current governing documents, but will contain certain material differences. These changes are intended to benefit shareholders by streamlining and promoting the efficient administration and operation of the Funds. However, as a result of these changes, shareholders will have fewer rights to vote on certain matters affecting the Fund and, therefore, less control over the operations of the Fund. These changes to shareholder voting rights, and the benefits that management believes will result from these changes, are described below.
     Each Fund will distribute to VMTP Shareholders all accrued but unpaid dividends on the VMTP Shares through the closing date for its Redomestication. Dividends will begin accruing on the VMTP Shares issued by the DE Fund as of the closing date for the Redomestication at the same rate that was in effect immediately prior to the Redomestication. Agreements of each Fund related to the VMTP Shares, including the purchase agreement, the redemption and paying agent agreement and the registration rights agreement, will be assigned to the corresponding DE Fund.
     In addition, each Fund’s capital structure will be substantially the same as its current capital structure. The Common Shares of each Fund will continue to have equal rights to the payment of dividends and the distribution of assets upon liquidation, and each Fund may not declare distributions on Common Shares unless all accrued dividends on the Fund’s preferred shares have been paid, and unless asset coverage with respect to the Fund’s preferred shares would be at least 200% after giving effect to the distributions. In addition, under the terms of each Fund’s VMTP Shares, the Fund will continue to be required to maintain minimum asset coverage of 225%.
     Shareholder approval of a Redomestication will be deemed to constitute approval of the advisory and subadvisory agreements, as well as a vote for the election of the trustees, of the Delaware statutory trust. Accordingly, each Plan of Redomestication provides that the sole initial shareholder of each Delaware statutory trust will vote to approve the advisory and subadvisory agreements (which, as noted above, will be identical in all material respects to the Fund’s current agreements) and to elect the trustees of the Delaware statutory trust (which, as noted above, will be the same as the Fund’s current Trustees) after shareholder approval of the Redomestication but prior to the closing of the Redomestication.

How do the laws governing each Fund pre- and post-Redomestication compare?
     After the Redomestications, each Fund will be a Delaware statutory trust governed by the Delaware Statutory Trust Act (“DE Statute”). The DE Statute is similar in many respects to the laws governing the Fund’s current structure, a Massachusetts business trust, but they differ in certain respects. Both the Massachusetts business trust law (“MA Statute”) and the DE Statute permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts. The DE Statute provides explicitly that the shareholders and trustees of a Delaware statutory trust are not liable for obligations of the trust to the same extent as under corporate law. While the governing documents of each Fund contain an express disclaimer of liability of shareholders, certain Massachusetts judicial decisions have determined that shareholders of a Massachusetts business trust may, in certain circumstances, be assessed or held personally liable as partners for the obligations of a Massachusetts business trust. Therefore, the Funds believe that shareholders will benefit from the express statutory protections of the DE Statute. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments. For example, trustees of a Delaware statutory trust may have the power to amend the trust’s governing instrument, merge or consolidate a Fund with another entity, and to change the Delaware statutory trust’s domicile, in each case without a shareholder vote. The Funds believe that the guidance and flexibility afforded by the DE Statute and the explicit limitation on liability contained in the DE Statute will benefit the Funds and shareholders. A more detailed comparison of certain provisions of the DE Statute and the MA Statute is included in Exhibit C.
How do the governing documents of each Fund pre- and post-Redomestication compare?
     The governing documents of a Fund before and after its Redomestication will be similar, but will contain certain material differences. In general, these changes to each Fund’s new governing documents are intended to benefit shareholders by streamlining the administration and operation of each Fund to save shareholders money and by making it more difficult for short-term speculative investors to engage in practices that benefit such short-term investors at the expense of the Fund and to the detriment of its long-term investors. For example, the new governing documents permit termination of a Fund without shareholder approval, provided that at least 75% of the Trustees have approved such termination, thereby avoiding the expense of a shareholder meeting in connection with a termination of a Fund, which expense would reduce the amount of assets available for distribution to shareholders. The current governing documents require shareholder approval to terminate a Fund regardless of whether the Trustees have approved such termination. Also, the Fund’s new bylaws may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders. The Fund’s current bylaws may be altered, amended, or repealed by the Trustees, provided that bylaws adopted by the shareholders may only be altered, amended, or repealed by the shareholders. None of the Funds currently have any bylaws that were adopted by shareholders. As a result of these changes, shareholders will generally have fewer rights to vote on certain matters affecting the Fund and, therefore, less control over the operations of the Fund.
     The new governing documents include new procedures intended to provide the Board the opportunity to better evaluate proposals submitted by shareholders and provide additional information to shareholders for their consideration in connection with such proposals. For example, the new governing documents require shareholders to provide additional information with respect to shareholder proposals, including nominations, brought before a meeting of shareholders. These additional procedures include, among others, deadlines for providing advance notice of shareholder proposals, certain required information that must be included with such advance notice and a requirement that the proposing shareholder appear before the annual or special meeting of shareholders to present about the nomination or proposed business. Trustees will be elected by a majority vote (i.e., nominees must receive the vote of a majority of the outstanding shares present and entitled to vote at a shareholder meeting at which a quorum is present), while under the current governing documents, Trustees are generally elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). Also, the new governing documents will provide for election of Trustees by all shareholders voting together as a single class, except for those Trustees specifically designated to be elected solely by the holders of VMTP Shares (“VMTP Shareholders”). The new governing documents will not provide shareholders the ability to remove Trustees or to call special meetings of shareholders, which powers are provided under the current governing documents.

     The new governing documents contain provisions the Trustees believe will benefit shareholders by deterring frivolous lawsuits and actions by short-term, speculative investors that are contrary to the long-term best interests of the Fund and long-term shareholders and limiting the extent to which Fund assets will be expended defending against such lawsuits. These provisions include a different shareholder voting standard with respect to a Fund’s merger, consolidation, or conversion to an open-end company that, in certain circumstances, may be a lower voting standard than under the current governing documents. The new governing documents also impose certain obligations on shareholders seeking to initiate a derivative action on behalf of a Fund that are not imposed under the current governing documents, which may make it more difficult for shareholders to initiate derivative actions and are intended to save the Fund money by requiring reimbursement of the Fund for frivolous lawsuits brought by shareholders. To further protect the Fund and its shareholders from frivolous lawsuits, the new governing documents also provide that shareholders will indemnify the Fund for all costs, expenses, penalties, fines or other amounts arising from any action against the Fund to the extent that the shareholder is not the prevailing party and that the Fund is permitted to redeem shares of and/or set off against any distributions due to the shareholder for such amounts.
     A comparison of the current and proposed governing documents of the Funds is available in Exhibit B and a form of the Statement of Preferences of the VMTP Shares of the Acquiring Fund is available in Exhibit L.
Will there be any tax consequences resulting from a Redomestication?
     The following is a general summary of the material U.S. federal income tax considerations of the Redomestications and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.
     Each Redomestication is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. Each Fund is currently a Massachusetts business trust. Each Redomestication will be completed pursuant to a Plan of Redomestication that provides for the applicable Fund to transfer all of its assets and liabilities to a newly formed Delaware statutory trust (“DE-Fund”), after which Fund shareholders will own shares of the Delaware statutory trust and the Massachusetts business trust will be liquidated. Even though the Redomestication of a Fund is part of an overall plan to effect the Merger of each Target Fund with the Acquiring Fund, the Redomestications will be treated as separate transactions for U.S. federal income tax purposes. The principal federal income tax considerations that are expected to result from the Redomestication of an applicable Fund are as follows:
•	no gain or loss will be recognized by the Fund or the shareholders of the Fund as a result of the Redomestication;

•	no gain or loss will be recognized by the DE-Fund as a result of the Redomestication;

•	the aggregate tax basis of the shares of the DE-Fund to be received by a shareholder of the Fund will be the same as the shareholder’s aggregate tax basis of the shares of the Fund; and

•	the holding period of the shares of the DE-Fund received by a shareholder of the Fund will include the period that a shareholder held the shares of the Fund (provided that such shares of the Fund are capital assets in the hands of such shareholder as of the Closing (as defined herein)).
     Neither the Funds nor the DE-Funds have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Redomestications. As a condition to Closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to each Fund and DE-Fund as to the foregoing federal income tax consequences of each Redomestication, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date (as defined herein), of certain representations of each Fund and DE-Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Where to Find Additional Information.” Opinions of counsel are not binding upon the IRS or the courts. If a Redomestication is consummated but the IRS or the courts determine that the Redomestication does not qualify as a tax-free reorganization under the Code, and thus is taxable, each Fund would recognize gain or loss on the transfer of its assets to its corresponding DE-Fund and each shareholder of the Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Fund shares and the fair market value of the shares of the DE-Fund it receives. The failure of one Redomestication to qualify as a tax-free reorganization would not adversely affect any other Redomestication.
What is the Tax Treatment of the VMTP Shares of the DE Fund?
     Each Fund expects that the VMTP Shares issued by the DE Fund in connection with the Redomestications will be treated as equity of the DE Fund for U.S. federal income tax purposes. Each Fund has received a private letter ruling from the IRS to the effect that VMTP Shares issued by it prior to its Redomestication will be treated as equity of such Fund for U.S. federal income tax purposes. Skadden, Arps, Slate, Meagher & Flom LLP (“Special VMTP Federal Income Tax Counsel”) is of the opinion that, and as a condition to the closing of the Redomestications will deliver to the Funds an opinion that, the VMTP Shares issued by the DE Fund in connection with a Redomestication will be treated as equity of the DE Fund for U.S. federal income tax purposes. An opinion of counsel is not binding on the IRS or any court. Thus, no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to Special VMTP Federal Income Tax Counsel’s opinion.
     The discussion herein assumes that the VMTP Shares issued by the DE Fund in connection with Redomestication will be treated as equity of the DE Fund for U.S. federal income tax purposes.
When are the Redomestications expected to occur?
     If shareholders of a Fund approve Proposal 1, it is anticipated that such Fund’s Redomestication will occur in the third quarter of 2012.
What will happen if shareholders of a Fund do not approve Proposal 1?
     If Proposal 1 is not approved by a Fund’s shareholders or if a Redomestication is for other reasons not able to be completed, that Fund would not be redomesticated. In addition, that Fund would not participate in a Merger, even if that Fund’s shareholders approve the Merger under Proposal 2. If Acquiring Fund Shareholders do not approve Proposal 1 or if the Acquiring Fund’s Redomestication is for any other reason not completed, no Mergers would be completed. If Proposal 1 is not approved by shareholders, the applicable Fund’s Board will consider other possible courses of action for that Fund.
THE BOARDS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF PROPOSAL 1.
PROPOSAL 2: APPROVAL OF MERGERS
On what am I being asked to vote?
     Shareholders of each Target Fund are being asked to consider and approve a Merger of their Target Fund with and into the Acquiring Fund, as summarized below. Shareholders of the Acquiring Fund are also being asked to consider and approve each such Merger, which involves the issuance of new Common Shares and VMTP Shares by the Acquiring Fund. If a Merger is approved, VMTP Shares of the Target Funds will be exchanged on a one-for-one basis for newly issued Acquiring Fund VMTP Shares with substantially similar terms, including equal aggregate liquidation preferences; and Common Shares of the Target Funds will be exchanged for newly issued Acquiring Fund Common Shares of equal aggregate net asset value. VMTP Shareholders are not expected to bear any costs of the Mergers.
     Each Merger will be completed pursuant to an Agreement and Plan of Merger (“Merger Agreement”) that provides for the applicable Target Fund to merge with and into the Acquiring Fund pursuant to the Delaware Statutory Trust Act. A form of the Merger Agreement is attached hereto as Exhibit D. Each Merger Agreement is substantially the same. The merger of one Target Fund and the Acquiring Fund may proceed even if the merger of one or both of the other Target Funds is not approved by shareholders or is for any other reason not completed. A Merger can proceed only if both the Target Fund and the Acquiring Fund have also approved their respective Redomestications.

SUMMARY OF KEY INFORMATION REGARDING THE MERGERS
     The following is a summary of certain information contained elsewhere in this Proxy Statement and in the Merger Agreement. Shareholders should read the entire Proxy Statement carefully for more complete information.
Has my Fund’s Board of Trustees approved the Merger(s)?
     Yes. Each Fund’s Board has reviewed and unanimously approved the Merger Agreement and this Proposal 2. Each Fund’s Board determined that the Mergers are in the best interest of each Fund and will not dilute the interests of the existing shareholders of any Fund. Each Fund’s Board recommends that shareholders vote for Proposal 2.
Will VMTP Shares issued in connection with the Mergers be the same as my current VMTP Shares?
     Yes. In connection with the Mergers, the Acquiring Fund will issue VMTP Shares in exchange for each Target Fund’s VMTP Shares. The terms of the Acquiring Fund VMTP Shares will be substantially similar to the terms of each Target Fund’s VMTP Shares outstanding immediately prior to the closing of a Mergers. The primary difference between the terms of the Acquiring Fund VMTP Shares and the terms of each Target Fund’s VMTP Shares is that the Acquiring Fund VMTP Shares have a term redemption date of December 1, 2015 whereas the Target Fund VMTP Shares have a term redemption date of June 1, 2015. In addition, while the VMV VMTP Shares currently have the same ratings spread as the Acquiring Fund VMTP Shares, beginning on January 1, 2013, the VMV VMTP Shares would have a higher ratings spread than the Acquiring Fund VMTP Shares, meaning that VMV’s VMTP Shares would pay a higher dividend (assuming an equal credit rating) than the Acquiring Fund VMTP Shares. As a result, in connection with the Mergers, Target Fund shareholders will receive VMTP Shares that have a longer duration and, in the case of VMV, would pay a lower dividend beginning on January 1, 2013 (assuming an equal credit rating). Important information regarding the Acquiring Fund VMTP Shares to be issued in connection with the Mergers is set forth below.
     (1) It is a condition of closing of each Merger that the Target Fund and the Acquiring Fund will have satisfied all of its obligations set forth in certain documents related to its respective VMTP Shares immediately prior to the Merger and that the Acquiring Fund will satisfy all of the obligations of such documents related to the VMTP Shares immediately after giving effect to the Merger.
     (2) The terms of the Declaration of Trust of the Acquiring Fund (after giving effect to the Merger) are identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.
     (3) The terms of the bylaws of the Acquiring Fund (after giving effect to the Merger) are identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.
     (4) The terms of the VMTP Shares issued by the Acquiring Fund, as set forth in the Statement of Preferences of VMTP Shares of the DE Fund, are identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.
     (5) In the Merger, VMTP Shares of the Target Fund will be exchanged for VMTP Shares of the Acquiring Fund and after giving effect to all Mergers, all VMTP Shares of the Acquiring Fund will be held by the current holders of the VMTP Shares of the Target Funds and the Acquiring Fund.
     (6) It is a condition of closing of each Merger that upon closing of such Merger the VMTP Shares of the Acquiring Fund be rated at least AA-/Aa3 by each rating agency that is rating, at the request of the Acquiring Fund, such VMTP Shares.
     (7) The Mergers are scheduled to occur on or prior to December 31, 2012.
A form of the Statement of Preferences of VMTP Shares of the Acquiring Fund (after giving effect to its Redomestication) is attached hereto as Exhibit L. The description of VMTP Shares of the Acquiring Fund included herein is subject to and qualified in its entirety by reference to the more detailed description of the VMTP Shares set forth in such form of Statement of Preferences.

What are the reasons for the proposed Mergers?
     The Mergers proposed in this Proxy Statement are part of a larger group of transactions across the Adviser’s fund platform that began in early 2011. The Mergers seek to combine Funds with investment objectives, strategies and related risks that are similar and that are managed by substantially the same portfolio management team.
     VMTP Shareholders are expected to benefit from the larger size of the combined fund due to a larger fund’s ability to invest in a larger pool of securities.
     In considering the Mergers and the Merger Agreements, the Board of each Fund considered that the Common Shareholders of each Fund may benefit from the Mergers by becoming shareholders of a larger fund that may have a more diversified investment portfolio, greater market liquidity, more analyst coverage, smaller spreads and trading discounts, improved purchasing power and lower transaction costs.
     In addition to the benefits mentioned above, the Board of the Acquiring Fund also considered that the combined fund on a pro forma basis would have a 0.30% higher distribution yield (as a percentage of net asset value) than the Acquiring Fund, even after giving effect to the slightly higher total expenses anticipated to be incurred by the combined fund.
     The Board of each Target Fund also considered that, in addition to the benefits mentioned above:
•	the combined fund is anticipated to have lower total operating expenses than each Target Fund;

•	the combined fund on a pro forma basis had more than a 0.20% higher Common Share distribution yield (as a percentage of net asset value) than each Target Fund, even after giving effect to the higher management fees and total expense ratio that would apply to the combined fund before and after the expiration of fee waivers;

•	as of July 31, 2011, the Acquiring Fund’s Common Shares had traded at an average premium of 1.72% to its net asset value over the preceding 52 week period and, over the same period, the Target Funds’ Common Shares had traded at average premiums of 4.39% (VMV), 1.11% (VOQ) and 2.32% (VTJ);

•	as of July 31, 2011, the Acquiring Fund’s Common Shares traded at an average discount of -2.80% to its net asset value for the preceding month and, over the same period, the Target Funds’ Common Shares had traded at average discounts of -1.30% (VMV), -0.50% (VOQ) and -3.50 (VTJ);

•	the average daily trading volume for the Acquiring Fund’s Common Shares was more than 20 times greater than the average daily trading volume of VMV’s Common Shares, more than 11 times greater than the average daily trading volume of VOQ’s Common Shares and more than eight times greater than the average daily trading volumes of VTJ’s Common Shares; and

•	as of July 31, 2011, the Acquiring Fund owned 434 different municipal bonds and the Target Funds owned 73 (VMV), 102 (VOQ) and 99 (VTJ), which means that the combined fund would provide shareholders with a more diverse investment portfolio.
     The Boards also considered the expected tax free nature of the Mergers for each Fund and its shareholders for federal income tax purposes. However, the Boards of the Target Funds considered that Target Fund shareholders living in Massachusetts, Ohio or New Jersey, respectively, will lose the benefit of their respective Massachusetts, Ohio or New Jersey state tax exemption to the extent that the Acquiring Fund invests in securities whose distributions are not exempt from Massachusetts, Ohio or New Jersey state income tax, respectively, or to the extent that the Acquiring Fund is no longer eligible to pass through to investors the tax-exempt nature of its income for state tax purposes. The Board considered the information regarding each Fund’s Common Share distribution rate on an actual and tax-equivalent basis, (reflecting the effect of both state and federal income taxes), noting that before giving effect to the Mergers, the after federal tax equivalent Common Share distribution yield (as a percentage of net asset value) of the Acquiring Fund was within 0.50% of the after federal and state tax equivalent Common Share yield of each Target Fund. The Board weighed this factor in light of the benefits of the Mergers to Target Fund shareholders described herein, including the benefits of increased portfolio diversification.
     In addition, each Board considered the allocation of expenses of the Mergers, including the Adviser paying all of the Merger costs.
     The Board of each Fund considered these and other factors in concluding that the Mergers would be in the best interest of the Funds and would not dilute the interests of the existing shareholders of any Fund. The Boards’ considerations are described in more detail below in the section entitled “Additional Information About the Funds and the Mergers—Board Considerations in Approving the Mergers.”
What effect will a Merger have on me as a VMTP Shareholder?
     If you own Target Fund VMTP Shares, you will, after the Merger, own VMTP Shares of the Acquiring Fund with an aggregate liquidation preference equal to, and other terms that are substantially similar to, the Target Fund VMTP Shares you held immediately before the Merger. The primary difference between the terms of the Acquiring Fund VMTP Shares and the terms of each Target Fund’s VMTP Shares is that the Acquiring Fund VMTP Shares have a term redemption date of December 1, 2015 whereas the Target Fund VMTP Shares have a term redemption date of June 1, 2015. In addition, while the VMV VMTP Shares currently have the same ratings spread as the Acquiring Fund VMTP Shares, beginning on January 1, 2013, the VMV VMTP Shares would have a higher ratings spread than the Acquiring Fund VMTP Shares, meaning that VMV’s VMTP Shares would pay a higher dividend (assuming an equal credit rating) than the Acquiring Fund VMTP Shares. As a result, in connection with the Mergers, Target Fund shareholders will receive VMTP Shares that have a longer duration and, in the case of VMV, would pay a lower dividend beginning on January 1, 2013 (assuming an equal credit rating). As discussed under Proposal 1, before the closing of the Mergers, the Funds will be reorganized as Delaware statutory trusts, which will all have substantially identical Statements of Preferences of VMTP Shares. A form of the Statement of Preferences of VMTP Shares of the Acquiring Fund (after giving effect to its Redomestication) is attached hereto as Exhibit L. The Statement of Preferences of VMTP Shares of each Fund (after giving effect to each Fund’s Redomestication) will be identical in all material respects.
     If you are a VMTP Shareholder of the Acquiring Fund, your VMTP Shares of the Acquiring Fund will not be changed by a Merger.
     It is expected that neither the Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a result of the Mergers. After the Merger of VMV, VOQ, or VTJ into the Acquiring Fund, shareholders of VMV, VOQ and VTJ living in the state of Massachusetts, Ohio or New Jersey, respectively, will lose the benefit of their respective Massachusetts, Ohio or New Jersey state tax exemption to the extent that the Acquiring Fund invests in securities whose distributions are not exempt from Massachusetts, Ohio or New Jersey state income tax, respectively, or to the extent that the Fund is no longer eligible to pass through to investors the tax-exempt nature of its income for state tax purposes. Shareholders should consult their own tax advisor regarding the effect, if any, of the Merger in light of their individual circumstances. For more information about the Federal tax consequences of the Merger, see the section below entitled “Summary of Key Information Regarding the Mergers—Will there be any tax consequences resulting from the Mergers?”
     The principal differences between the Target Funds and the Acquiring Fund are described in the following sections.
How do the Funds’ investment objectives and principal investment strategies compare?
     The Funds have similar investment objectives, as shown in the table below. The primary difference between the Funds’ investment objectives is that, in addition to seeking to provide income that is exempt from federal income tax, each Target Fund seeks to provide income that is also exempt from the income tax of its respective state. Each Fund’s investment objective is fundamental and may be changed only with shareholder approval.

Investment Objectives
VTJ	Acquiring Fund (VKQ)

To provide a high level of current income exempt from federal income taxes and New Jersey gross income taxes, consistent with preservation of capital.	To provide a high level of current income exempt from federal income tax, consistent with preservation of capital.

VMV

To provide a high level of current income exempt from federal income taxes and Massachusetts personal income tax, consistent with preservation of capital.

VOQ

To provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital.
     The principal investment strategies of the Acquiring Fund are similar to the principal investment strategies of the Target Funds, except that each Target Fund focuses on investing in municipal bonds that pay interest exempt from taxation by a specific state while the Acquiring Fund invests in municipal bonds that pay interest exempt from U.S. federal income tax, issued by issuers throughout the nation.
     The section below entitled “Additional Information About the Funds and the Mergers—Principal Investment Strategies” provides more information on the principal investment strategies of the Target Funds and the Acquiring Fund and highlights certain key differences.
How do the Funds’ principal risks compare?
     The principal risks that may affect each Fund’s investment portfolio are similar. Each Fund is subject to the same risks, except that the Acquiring Fund is not subject to special risk considerations regarding state municipal securities to the same degree as the Target Funds because it does not typically invest all of its assets in issuers located in the same state. As a result of the Mergers, however, immediately after the closing of the Mergers the Acquiring Fund will have a greater portion of its total assets invested in issuers located in Massachusetts, New Jersey or Ohio as compared to its current investments, in which case it will be more susceptible to adverse economic, business or regulatory conditions in those states. On a pro forma basis after giving effect to the Mergers, based on the Funds’ portfolio investments as of February 29, 2012, the Acquiring Fund’s investments in issuers located in Massachusetts, New Jersey and Ohio would equal 7.8%, 12.7% and 14.3% of its total assets, respectively. The Acquiring Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state.
     Investment in any of the Funds involves risks, including the risk that shareholders may receive little or no return on their investment and the risk that shareholders may lose part or all of the money they invest. There can be no guarantee against losses resulting from an investment in a Fund, nor can there be any assurance that a Fund will achieve its investment objective(s). Whether a Fund achieves its investment objective(s) depends on market conditions generally and on the Adviser’s analytical and portfolio management skills. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and a Fund’s performance may lag behind that of similar funds. The risks associated with an investment in a Fund can increase during times of significant market volatility. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before investing in a Fund, potential shareholders should carefully evaluate the risks.
     The risks associated with an investment in VMTP Shares are substantially similar for the Target Funds and the Acquiring Fund.
     Additional information on the principal risks of each Fund is included in such Fund’s shareholder reports SAI.

How do the Funds’ expenses compare?
     The table below provides a summary comparison of the expenses of the Funds. The table also shows estimated expenses on a pro forma basis giving effect to the proposed Merger with VMV and giving effect to all of the Mergers. The pro forma expense ratios show projected estimated expenses, but actual expenses may be greater or less than those shown.
     It is anticipated that the lowest expense ratio will be achieved for the Acquiring Fund if all of the Mergers are completed and that the highest expense ratio will result if VMV is the only Target Fund that participates in a Merger with the Acquiring Fund. The range of impact to Acquiring Fund expenses after the Mergers is reflected in the following table. Note that Acquiring Fund Total Annual Fund Operating Expenses on a pro forma basis will be higher than the Acquiring Fund’s current expenses because the Acquiring Fund will after the Mergers have more leverage as a result of the higher leverage levels of certain Target Funds and therefore slightly higher Interest and Related Expenses. Therefore, such increased expenses will be offset by the benefits of such increased leverage to the extent that leverage continues to be beneficial to the Fund. VMTP Shareholders are not expected to bear any of the costs of the Mergers.

	Current(a)				Pro Forma(b)	Pro Forma(b)
Invesco Van
	Invesco Van		Kampen		VMV	VMV, VOQ, VTJ
	Kampen	Invesco Van	Trust for		+	+
	Massachusetts Value	Kampen	Investment Grade	Invesco Van	Acquiring Fund	Acquiring Fund
	Municipal Income	Ohio Quality	New Jersey	Kampen	(assumes only	(assumes all of the
	Trust	Municipal Trust	Municipals	Municipal Trust	Merger with VMV is	Mergers are
	(VMV)	(VOQ)	(VTJ)	(Acquiring Fund)	completed)	completed)
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) (c)	None	None	None	None	None	None
Dividend Reinvestment Plan (d)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.94%	0.87%	0.92%	0.90%	0.90%	0.90%
Interest and Related Expenses (e)	1.03%	0.74%	0.84%	0.71%	0.73%	0.73%
Other Expenses	0.61%	0.30%	0.25%	0.15%	0.16%	0.15%
Total Annual Fund Operating Expenses	2.58%	1.91%	2.01%	1.76%	1.79%	1.78%

(a)	Expense ratios reflect estimated amounts for the current fiscal year. VMTP Shares do not bear any transaction or operating expenses of the Funds.

(b)	Pro forma numbers are estimated as if the Mergers had been completed as of March 1, 2011. The Funds are not bearing any Merger costs.

(c)	Common Shares of each Fund purchased on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges.

(d)	Each participant in a Fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan. For each Fund’s last fiscal year, participants in the plan incurred brokerage commissions representing $0.03 per Common Share.

(e)	Interest and Related Expenses includes interest and other costs of providing leverage to the Funds, such as the costs to maintain lines of credit, issue and administer preferred shares, and establish and administer floating rate note obligations.
How do the management, investment adviser and other service providers of the Funds compare?
     Each Fund is overseen by a Board composed of the same individuals and each Fund’s affairs are managed by the same officers, as described in Exhibit E. The Adviser, a registered investment adviser, serves as investment adviser for each Fund pursuant to an investment advisory agreement that contains substantially identical terms for each Fund. The Adviser oversees the management of each Fund’s portfolio, manages each Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has acted as an investment adviser since its organization in 1976. As of March 31, 2012, the Adviser had $309.2 billion in assets under management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.
     The Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd. (“Invesco”). Invesco is a leading independent global investment management company, dedicated to helping people worldwide build their financial security. Invesco provides a comprehensive array of enduring solutions for retail, institutional and high-net-worth clients around the world. Invesco had $672.8 billion in assets under management as of March 31, 2012. Invesco is organized under the laws of Bermuda, and its common shares are listed and traded on the New York Stock Exchange under the symbol “IVZ.” Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.
     All of the ordinary business expenses incurred in the operations of a Fund are borne by the Fund unless specifically provided otherwise in the advisory agreement. Expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of registering and qualifying shares for sale, expenses relating to Trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, and the fees and other expenses incurred by the Funds in connection with membership in investment company organizations.
     A discussion of the basis for each Board’s 2011 approval of each Fund’s investment advisory agreements is included in the Fund’s semiannual report for the six months ended August 31, 2011. A discussion of the basis for each Board’s most recent approval of each Fund’s investment advisory agreements will be included in the Fund’s semiannual report for the six months ending August 31, 2012, if any.
     The contractual advisory fee rate of the Acquiring Fund is the same as the contractual advisory fee rate of each Target Fund. The following table compares the advisory fee rates of the Funds.

	VMV	VOQ	VTJ	Acquiring Fund (VKQ)
Contractual Fee Rate	0.55% of managed assets	0.55% of managed assets	0.55% of managed assets	0.55% of managed assets
Net Effective Fee Rate*	0.94%	0.87%	0.92%	0.90%

*	Varies based on the amount of financial leverage used by the Fund.
     Each of the Funds calculates its advisory fee as a percentage of its “managed assets,” which for this purpose means the Fund’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles). As a result, the actual amount paid by each Fund, as a percentage of NAV, will typically exceed the contractual rate. For more information, see the table above under “How do the Funds’ expenses compare?”
     Each Fund’s advisory agreement provides that the Adviser may delegate any and all of its rights, duties, and obligations to one or more wholly-owned affiliates of Invesco as sub-advisers (the “Invesco Sub-Advisers”). Pursuant to each Fund’s Master Intergroup Sub-Advisory Contract, the Invesco Sub-Advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services. Each Invesco Sub-Adviser is registered with the SEC as an investment adviser.
     Other key service providers to the Target Funds, including the administrator, transfer agent, custodian, and auditor, provide substantially the same services to the Acquiring Fund. Each Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to the Funds that are not required to be performed by the Adviser under its investment advisory agreements with the Funds. The custodian for the Funds is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110-2801. The transfer agent and dividend paying agent for the Funds is Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078.

Does the Acquiring Fund have the same portfolio managers as the Target Funds?
     The portfolio management teams of the Funds are similar, but certain portfolio managers are not the same. Information on the portfolio managers of the Funds is included below under “Additional Information About the Funds and the Mergers—Portfolio Managers” and in the SAI.
How do the distribution policies of the Funds compare?
     Each Fund declares and pays dividends monthly from net investment income to Common Shareholders. Each Fund declares daily and pays monthly dividends from net investment income on VMTP Shareholders. Distributions from net realized capital gain, if any, are generally paid annually and are distributed on a pro rata basis to Common Shareholders and VMTP Shareholders. Each Fund may also declare and pay capital gains distributions more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. Each Fund offers a dividend reinvestment plan for holders of the Fund’s Common Shares (“Common Shareholders”), which is more fully described in the Fund’s shareholder reports.
Will there be any tax consequences resulting from the Mergers?
     Each Merger is designed to qualify as a tax-free reorganization for federal income tax purposes and each Fund anticipates receiving a legal opinion to that effect (although there can be no assurance that the Internal Revenue Service will adopt a similar position). This means that the shareholders of each Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in such Target Fund for shares in the Acquiring Fund. After the Merger of VMV, VOQ, or VTJ into the Acquiring Fund, shareholders of VMV, VOQ and VTJ living in the state of Massachusetts, Ohio or New Jersey, respectively, will lose the benefit of their respective Massachusetts, Ohio or New Jersey state tax exemption to the extent that the Acquiring Fund invests in securities whose distributions are not exempt from Massachusetts, Ohio or New Jersey state income tax, respectively, or to the extent that the Fund is no longer eligible to pass through to investors the tax-exempt nature of its income for state tax purposes. Shareholders should consult their tax advisor about state and local tax consequences of the Mergers, if any, because the information about tax consequences in this Proxy Statement relates only to the federal income tax consequences of the Mergers.
     Prior to the closing of each Merger, each Target Fund will declare to its Common Shareholders one or more dividends, and the Acquiring Fund may, but is not required to, declare to its Common Shareholders a dividend, payable at or near the time of closing to their respective shareholders to the extent necessary to avoid entity level tax or as otherwise deemed desirable. Such distributions, if made, are anticipated to be made in the 2012 calendar year and, to the extent a distribution is not an “exempt-interest dividend” (as defined in the Code), the distribution may be taxable to shareholders in such year for federal income tax purposes. It is anticipated that Fund distributions will be primarily dividends that are exempt from regular federal income tax, although a portion of such dividends may be taxable to shareholders as ordinary income or capital gains. To the extent the distribution is attributable to ordinary income or capital gains, such ordinary income and capital gains will be allocated to Common Shareholders and VMTP Shareholders in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year. In certain circumstances, each Fund will make additional payments to VMTP Shareholders to offset the tax effects of such taxable distributions.
     In addition, Skadden, Arps, Slate, Meagher & Flom LLP\ will deliver an opinion to the Funds, subject to certain representations, assumptions and conditions, to the effect that the Acquiring Fund VMTP Shares received in the Mergers by holders of VMTP Shares of a Target Fund will qualify as equity of the Acquiring Fund for federal income tax purposes.
When are the Mergers expected to occur?
     If shareholders of a Target Fund and the Acquiring Fund approve the Merger and the Redomestication (Proposal 1), it is anticipated that the Merger will occur in the third quarter of 2012.
What will happen if shareholders of a Fund do not approve a Merger?
     If a Merger is not approved by shareholders or is for other reasons unable to be completed, the applicable Fund will continue to operate and the Fund’s Board will consider other possible courses of action for the Fund.

Where can I find more information about the Funds and the Mergers?
     The remainder of this Proxy Statement contains additional information about the Funds and the Mergers, as well as information on the other proposals to be voted on at the Meeting. You are encouraged to read the entire document. Additional information about each Fund can be found in the statement of additional information (“SAI”) to the registration statement for the Acquiring Fund’s Common Shares on Form N-14, dated June 8, 2012 (which is not part of this Proxy Statement and is not incorporated by reference herein), and in each Fund’s shareholder reports. If you need any assistance, or have any questions regarding the Mergers or how to vote, please call Invesco Client Services at (800) 341-2929.
ADDITIONAL INFORMATION ABOUT THE FUNDS AND THE MERGERS
Principal Investment Strategies
     The following section compares the principal investment strategies of the Target Funds with the principal investment strategies of the Acquiring Fund and highlights any key differences. In addition to the principal investment strategies described below, each Fund may use other investment strategies and is also subject to certain additional investment policies and limitations, which are described in the SAI and in each Fund’s shareholder reports. The cover page of this Proxy Statement describes how you can obtain copies of these documents.
     Investment Strategies. For the Acquiring Fund, VTJ and VMV, under normal market conditions, at least 80% of the Fund’s total assets will be invested in municipal securities. For VOQ, under normal market conditions, at least 80% of the Fund’s total assets will be invested in Ohio municipal securities. Each policy stated in the foregoing sentences is a fundamental policy and may not be changed without shareholder approval of a majority of the applicable Fund’s outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Adviser seeks to achieve the Acquiring Fund’s investment objective by investing at least 80% of the Fund’s total assets in investment grade municipal securities. Under normal market conditions, the Adviser seeks to achieve VOQ’s investment objective by investing at least 80% of the Fund’s total assets in Ohio municipal securities rated investment grade at the time of investment. Under normal market conditions, the Adviser seeks to achieve VTJ’s investment objective by investing at least 80% of the Fund’s total assets in investment grade New Jersey municipal securities. Finally, under normal market conditions, the Adviser seeks to achieve VMV’s investment objective by investing at least 80% of the Fund’s total assets in Massachusetts municipal securities rated investment grade at the time of investment. Although the Acquiring Fund has no present intention to invest more than 25% of its assets in issuers located in the same state, it has no policy limiting its investments in municipal securities whose issuers are located in the same state and the Mergers may result in the Acquiring Fund having substantial holdings of Massachusetts, New Jersey and Ohio municipal securities.
     Each Fund defines investment grade securities as: (i) securities rated BBB- or higher by Standard & Poor’s Financial Services LLC, a subsidiary of the McGraw-Hill Companies, Inc. (“S&P”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), (ii) comparably rated short term securities, or (iii) unrated municipal securities determined by the Adviser to be of comparable quality at the time of purchase.
     Under normal market conditions, each of the Acquiring Fund, VMV and VOQ may invest up to 20% of its total assets, and VTJ may invest up to 20% of its net assets, in municipal securities rated below investment grade or that are unrated but determined by the Adviser to be of comparable quality at the time of purchase. Lower-grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher-grade securities. No Fund purchases securities that are in default or rated in categories lower than B- by S&P or B3 by Moody’s or unrated securities of comparable quality.
     The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of a Fund’s net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in the Fund’s total assets will not require elimination of any security from the Fund’s portfolio.
     Each Fund may invest all or a substantial portion of its total assets in municipal securities that may subject certain investors to the federal alternative minimum tax and, therefore, a substantial portion of the income produced by a Fund may be taxable for such investors under the federal alternative minimum tax. Accordingly, the Funds may not be suitable investments for investors who are already subject to the federal alternative minimum tax or could become subject to the federal alternative minimum tax as a result of an investment in a Fund.
     The Adviser buys and sells securities for each Fund with a view towards seeking a high level of current income exempt from federal income taxes and, for VTJ, VOQ and VMV, New Jersey gross income taxes, Ohio income taxes and Massachusetts income taxes, respectively, subject to reasonable credit risk. As a result, a Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Adviser determines that market risks or credit risks associated with such investments would subject the Fund’s portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.
     The Adviser employs a bottom-up, research-driven approach to identify securities that have attractive risk/reward characteristics for the sectors in which each Fund invests. The Adviser also integrates macroeconomic analysis and forecasting into its evaluation and ranking of various sectors and individual securities. Finally, each Fund employs leverage in an effort to enhance the Fund’s income and total return. Sell decisions for each Fund are based on: (i) a deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis; (ii) a deterioration or likely deterioration of the broader fundamentals of a particular industry or sector; and (iii) opportunities in the secondary or primary market to purchase a security with better relative value.
     Municipal Securities. The Funds define municipal securities as obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their cities, counties, political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Ohio municipal securities, Massachusetts municipal securities and New Jersey municipal securities are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is, at the time of issuance, exempt from Ohio income tax, Massachusetts personal income tax or New Jersey gross income tax, respectively. The Adviser does not conduct its own analysis of the tax status of the interest paid by municipal securities held by the Funds, but will rely on the opinion of counsel to the issuer of each such instrument.
     The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities. Neither VTJ nor the Acquiring Fund generally will invest more than 5% of its total assets in the securities of any single issue.
     The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. There is no limitation as to the maturity of municipal securities in which the Funds may invest. The ratings of NRSROs represent their opinions of the quality of the municipal securities they undertake to rate. These ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.
     The Adviser may adjust the average maturity of each Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. VMV generally expects primarily to invest and hold until maturity longer-term Massachusetts municipal securities because, under normal conditions, longer-term Massachusetts municipal securities generally provide a higher yield than shorter-term Massachusetts municipal securities of similar credit quality. VMV may, however, invest in short-term Massachusetts municipal securities when yields are greater than yields available on longer-term Massachusetts municipal securities, to stabilize net asset value and as reserves for expenses, Share repurchases, dividends and other distributions to shareholders.

     The two principal classifications of municipal securities are general obligation and revenue or special delegation securities. General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.
     Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including:
•	Variable rate securities, which bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest.

•	Municipal notes, including tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes.

•	Variable rate demand notes, which are obligations that contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank’s prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date.

•	Municipal leases, which are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include non-appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.

•	Private activity bonds, which are issued by, or on behalf of, public authorities to finance privately operated facilities.

•	Participation certificates, which are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

•	Municipal securities that may not be backed by the faith, credit and taxing power of the issuer.

•	Municipal securities that are privately placed and that may have restrictions on the Fund’s ability to resell, such as timing restrictions or requirements that the securities only be sold to qualified institutional investors.

•	Municipal securities that are insured by financial insurance companies.
     Derivatives. The Funds are substantially similar in their use of derivatives. Each Fund principally uses derivative instruments for a variety of purposes, including hedging and risk management, and (other than for futures or swaps) for portfolio management or to earn income. However, VMV may also use futures and swaps for portfolio management. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument.
     Derivative instruments and techniques that each Fund may use include:
     Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.
     Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.
     Inverse Floating Rate Obligations. Each Fund may invest in inverse floating rate obligations. Inverse floating rate obligations are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. The inverse floating rate obligations in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund (as holder of the inverse floating residual interests) is paid the residual cash flow from the bond held by the special purpose trust.
     When-Issued and Delayed Delivery Transactions. Each Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time a Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of the securities.
     Preferred Shares. Each Fund uses leverage in the form of preferred Shares. Dividends on the preferred Shares will typically be comparable to the yields on investment grade short-term municipal securities, although the assets attributable to the preferred Shares will generally be invested in longer-term municipal securities, which typically have higher yields than short-term municipal securities. Assuming such a yield differential, this leveraged capital structure enables a Fund to pay a potentially higher yield on its Common Shares than similar investment companies that do not use leverage.
     As required by the 1940 Act, each Fund will generally maintain an asset coverage of the value of its total assets, less all liabilities and indebtedness of the Fund not represented by preferred shares, of 200% of the aggregate liquidation value of its preferred shares. The liquidation value of the preferred shares is their aggregate original purchase price, plus any accrued and unpaid dividends. In addition, under the terms of each Fund’s outstanding VMTP Shares, the Fund is required to maintain minimum asset coverage of 225%.
     Portfolio Turnover. The Funds generally will not engage in the trading of securities for the purpose of realizing short-term profits, but each Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund’s investment objective. For example, a Fund may sell portfolio securities in anticipation of a movement in interest rates. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities. The Funds do not anticipate that the annual portfolio turnover rate of a Fund will be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater brokerage commission and transaction expenses than a lower rate, which expenses must be borne by a Fund and its Common Shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be taxable at ordinary income rates for federal income tax purposes.
     Temporary Defensive Strategy. When market conditions dictate a more defensive investment strategy, each Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal securities. If such municipal securities are not available or, in the judgment of the Adviser, do not afford sufficient protection against adverse market conditions, each Fund may invest in taxable instruments. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality fixed income securities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, repurchase agreements and money market funds (including money market funds affiliated with the Adviser). In taking a defensive position, a Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.
     Zero Coupon / PIK Bonds. The Funds may invest in securities not producing immediate cash income, including zero coupon securities or pay-in-kind (“PIK”) securities, when their effective yield over comparable instruments producing cash income makes these investments attractive. PIK securities are debt securities that pay interest through the issuance of additional securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The securities do not entitle the holder to any periodic payments of interest prior to maturity, which prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. In addition, each Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to the Common Shareholders.
     As required by Rule 35d-1 under the 1940 Act, in addition to the investment strategies and policies discussed above, VTJ has a fundamental policy to invest, under normal circumstances, at least 80% of its total assets in New Jersey municipal securities, and VMV has a fundamental policy to invest, under normal circumstances, at least 80% of its total assets in Massachusetts municipal securities.
Principal Risks of an Investment in the Funds
     A comparison of the principal risks associated with the Funds’ investment strategies is included above under “How do the Funds’ principal risks compare?” The following table provides further information on the principal risks that apply to the Funds’ investment in the portfolios.

Principal Risk	Funds Subject to Risk
Municipal Securities Risk. Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Adviser may adjust the average maturity of the Fund’s portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Certain kinds of municipal securities are subject to specific risks that could cause a decline in the value of those securities:
All Funds

Lease Obligations. Certain lease obligations contain non-appropriation clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing non-appropriation clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Private Activity Bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. Private activity bonds may also pay interest subject to the alternative minimum tax.

In 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA” with a negative outlook. Following S&P’s downgrade of the long-term sovereign credit rating on the U.S., the major rating agencies have also placed many municipalities on review for potential downgrades, which could impact the market price, liquidity and volatility of the municipal securities held by the Fund in its portfolio. If the universe of municipal securities meeting the Fund’s ratings and credit quality requirements shrinks, it may be more difficult for the Fund to meet its investment objective and the Fund’s investments may become more concentrated in fewer issues. Future downgrades by other rating agencies could have significant adverse effects on the economy generally and could

Principal Risk	Funds Subject to Risk
result in significant adverse impacts on municipal issuers and the Fund.

Many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. In response to the national economic downturn, governmental cost burdens have been and may continue to be reallocated among federal, state and local governments. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. Also, as a result of the downturn and related unemployment, declining income and loss of property values, many state and local governments have experienced significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of these state and local governments may have difficulty paying or default in the payment of principal or interest on their outstanding debt, may experience ratings downgrades of their debt. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.

In addition, municipalities might seek protection under the bankruptcy laws, thereby affecting the repayment of their outstanding debt. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to municipal securities issuers could produce varying results among the states or among municipal securities issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which the Fund invests. The value of municipal securities generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt and could jeopardize the Fund’s status as a regulated investment company under the Internal Revenue Code.

The U.S. economy may be in the process of “deleveraging,” with individuals, companies and municipalities reducing expenditures and paying down borrowings. In such event, the number of municipal borrowers and the amount of outstanding municipal securities may contract, potentially without corresponding reductions in investor demand for municipal securities. As a result, the Fund may have fewer investment alternatives, may invest in securities that it previously would have declined and may concentrate its investments in a smaller number of issuers.

Insurance Risk. Financial insurance guarantees that interest payments on a bond will be made on time and that principal will be repaid when the bond matures. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded. Insurance does not protect the Fund against losses caused by declines in a bond’s value due to a change in market conditions.
All Funds

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The net asset value of the Fund will change with changes in the	All Funds

Principal Risk	Funds Subject to Risk
value of its portfolio securities, and the value of the Fund’s investments can be expected to fluctuate over time. The financial markets in general are subject to volatility and may at times experience extreme volatility and uncertainty, which may affect all investment securities, including debt securities and derivative instruments. Volatility may be greater during periods of general economic uncertainty.

Interest Rate Risk. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. These risks may be greater in the current market environment because certain interest rates are near historically low levels.
All Funds

Credit Risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal when due. Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely affected by general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project. Nonpayment would result in a reduction of income to the Fund, and a potential decrease in the net asset value of the Fund. The Adviser continuously monitors the issuers of securities held in the Fund.
All Funds

The Fund will rely on the Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. In its analysis, the Adviser may consider the credit ratings of NRSROs in evaluating securities, although the Adviser does not rely primarily on these ratings. Credit ratings of NRSROs evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and the creditworthiness of an issuer may decline significantly before an NRSRO lowers the issuer’s rating. A rating downgrade does not require the Fund to dispose of a security.

Medium-grade obligations (for example, bonds rated BBB by S&P) possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated below investment grade are considered speculative by NRSROs with respect to the issuer’s continuing ability to pay interest and principal.

Income Risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates decrease, your income from the Fund may decrease as well.
All Funds

Call Risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
All Funds

Market Segment Risk. The Fund generally considers investments in municipal securities issued by governments or political subdivisions not to be subject to industry concentration policies (because such issuers are not in any industry). The Fund may, however, invest in municipal securities issued by entities having similar characteristics. For example, the issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing
All Funds

Principal Risk	Funds Subject to Risk
finance agencies. This may make the Fund’s investments more susceptible to similar economic, political or regulatory occurrences, which could increase the volatility of the Fund’s net asset value. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in that segment. The Fund may not, however, invest more than 25% of its total assets in municipal securities, such as many private activity bonds or industrial development revenue bonds, issued for non-governmental entities that are in the same industry.

Tax Risk. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax-exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
All Funds

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could, in turn, affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund may not be a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

The Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, an investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax. As a result, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

Subsequent to the Fund’s acquisition of a municipal security, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates. In certain circumstances, the Fund will make payments to holders of VMTP Shares to offset the tax effects of a taxable distribution.

Generally, to the extent the Fund’s distributions are derived from interest on municipal securities of a particular state (and, in some cases, qualifying obligations of U.S. territories and possessions), its distributions are exempt from the personal income tax of that state. In some cases, the Fund’s shares may (to the extent applicable) also be exempt from personal property taxes of such state. However, some states require that the Fund meet certain thresholds with respect to the portion of its portfolio consisting of municipal securities of such state in order for such exemption to apply.

Principal Risk	Funds Subject to Risk
Risks of Using Derivative Instruments. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument or instrument being hedged, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the derivatives may not be liquid. The use of derivatives involves risks that are different from, and potentially greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. The Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses may potentially be unlimited. Although the Adviser may seek to use derivatives to further the Fund’s investment objective, the Fund is not required to use derivatives and may choose not to do so and there is no assurance that the use of derivatives will achieve this result.
All Funds

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Swaps Risk. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Tax Risk. The use of derivatives may generate taxable income. In addition, the Fund’s use of derivatives may be limited by the requirements for taxation as a regulated investment company or the Fund’s intention to pay dividends that are exempt from federal income taxes and, for VTJ, VOQ and VMV, New Jersey, Ohio and Massachusetts income taxes, respectively. The tax treatment of derivatives may be adversely affected by changes in legislation, regulations or other legal authority, subjecting the Fund’s shareholders to increased federal income tax liabilities.

Inverse Floating Rate Obligations Risk. Like most other fixed-income securities, the value of inverse floating rate obligations will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floating rate obligation typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floating rate obligation while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floating rate obligation. Some inverse floating rate obligations may
All Funds

Principal Risk	Funds Subject to Risk
also increase or decrease substantially because of changes in the rate of prepayments. Inverse floating rate obligations tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate obligations have varying degrees of liquidity.

The Fund generally invests in inverse floating rate obligations that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate obligation generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate obligations generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate obligations.

In certain instances, the short-term floating rate interests created by a special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of inverse floating rate obligations created by the Fund, the Fund would then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

The use of short-term floating rate obligations may require the Fund to segregate or earmark cash or liquid assets to cover its obligations. Securities so segregated or earmarked will be unavailable for sale by the Fund (unless replaced by other securities qualifying for segregation requirements), which may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments at a time when it may be disadvantageous to sell such assets.

Risks of Investing in Lower-Grade Securities. Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, market risk, volatility and liquidity risk. In addition, the amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers, making the Fund more dependent on the Adviser’s credit analysis than a fund investing only in higher-grade securities. To minimize the risks involved in investing in lower-grade securities, the Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody’s or unrated securities of comparable quality.
All Funds

Secondary market prices of lower-grade securities generally are less sensitive than higher-grade securities to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers. A significant increase in interest rates or a general economic downturn may significantly affect the ability of municipal issuers of lower-grade securities to pay interest and to repay principal, or to obtain additional financing, any of which could severely disrupt the market for lower-grade municipal securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the price of the lower-grade securities and the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its

Principal Risk	Funds Subject to Risk
borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund’s securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Liquidity Risk. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities, and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. To the extent the Fund owns or may acquire illiquid or restricted securities, these securities may involve special registration requirements, liabilities and costs, and liquidity and valuation difficulties.
All Funds

The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund at their current valuation more difficult.

From time to time, the Fund’s investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Adviser believes it is advisable to do so.

Preferred Shares Risk. The Fund’s use of leverage through preferred shares may result in higher volatility of the net asset value of the Common Shares, and fluctuations in the dividend rates on the preferred shares (which are expected to reflect yields on short-term municipal securities) may affect the yield to the Common Shareholders. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current dividend rate of the preferred shares, the effect of the leverage provided by the preferred shares will be to cause the Common Shareholders to realize a higher current rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then
All Funds

Principal Risk	Funds Subject to Risk
current dividend rate on the preferred shares approaches the net return on the Fund’s investment portfolio, the benefit of leverage to the Common Shareholders will be reduced, and if the then current dividend rate on the preferred shares were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to the Common Shareholders than if the Fund were not so structured.

Similarly, because any decline in the net asset value of the Fund’s investments will be borne entirely by the Common Shareholders, the effect of leverage in a declining market would result in a greater decrease in net asset value to the Common Shareholders than if the Fund were not so leveraged. Any such decrease would likely be reflected in a decline in the market price for Common Shares. If the Fund’s current investment income were not sufficient to meet dividend requirements on the preferred shares, the Fund might have to liquidate certain of its investments in order to meet required dividend payments, thereby reducing the net asset value attributable to the Fund’s Common Shares.

The amount of preferred shares outstanding from time to time may vary, depending on the Adviser’s analysis of conditions in the municipal securities market and interest rate movements. Management of the amount of outstanding preferred shares places greater reliance on the ability of the Adviser to predict trends in interest rates than if the Fund did not use leverage. In the event the Adviser later determines that all or a portion of such preferred shares should be reissued so as to increase the amount of leverage, no assurance can be given that the Fund will subsequently be able to reissue preferred shares on terms and/or with dividend rates that are beneficial to the Common Shareholders. Further, redemption and reissuance of the preferred shares, and any related trading of the Fund’s portfolio securities, results in increased transaction costs to the Fund and its Common Shareholders. Because the Common Shareholders bear these expenses, changes to the Fund’s outstanding leverage and any losses resulting from related portfolio trading will have a proportionately larger impact on the Common Shares’ net asset value and market price.

In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund has an asset coverage of at least 200%, as required by the 1940 Act (determined after deducting the amount of such dividend or distribution). In addition, under the terms of each Fund’s outstanding VMTP Shares, the Fund is required to maintain minimum asset coverage of 225%. This prohibition on the payment of dividends or other distributions might impair the ability of the Fund to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible, to purchase or redeem VMTP Shares from time to time to maintain an asset coverage of the VMTP Shares of at least 225%.

If a determination were made by the IRS to treat the Fund’s preferred shares as debt rather than equity for U.S. federal income tax purposes, the Common Shareholders might be subject to increased federal income tax liabilities.

Unrated Securities Risk. Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any NRSRO. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade, listed securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may limit the ability of the Fund to sell such securities at their fair value. The Fund may be more reliant on the Adviser’s judgment and analysis in evaluating the creditworthiness of an issuer of unrated securities.
All Funds

When-Issued and Delayed Delivery Risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller,
All Funds

Principal Risk	Funds Subject to Risk
as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

Zero Coupon / PIK Bond Risk. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. These securities are also subject to the risk of default. These securities may subject the Fund to greater market risk than a fund that does not own these types of securities. Special tax considerations are associated with investing in non-cash-paying instruments, such as zero coupon or PIK securities. The Adviser will weigh these concerns against the expected total returns from such instruments.
All Funds

Special Risk Considerations Regarding State Municipal Securities. Because each Target Fund invests substantially all of its assets in a portfolio of one state’s municipal securities, each of VTJ, VMV and VOQ is more susceptible to political, economic, regulatory or other factors affecting issuers of New Jersey, Massachusetts or Ohio municipal securities, respectively, than a fund such as the Acquiring Fund, which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund’s performance.
Target Funds (and to a certain extent post-Mergers, Acquiring Fund)

Although the Acquiring Fund is subject to the risks associated with investing in New Jersey, Massachusetts or Ohio municipal securities to the extent it invests in such securities, it is subject to these risks to a much lower degree because its investments are diversified across the nation. Following completion of the Mergers, the Acquiring Fund’s exposure to New Jersey, Massachusetts and Ohio municipal securities will increase, as will the related risks of investing in these securities, although the Acquiring Fund will remain much more geographically diversified than any Target Fund.

     The risks associated with an investment in VMTP Shares are identical for the Target Funds and the Acquiring Fund.
Portfolio Managers
     Thomas Byron, Robert Stryker and Robert Wimmel are portfolio managers for all of the Funds. In addition, Julius Williams is a portfolio manager for the Target Funds.
     Mr. Byron, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. Mr. Byron was associated with the Funds’ previous investment adviser or its investment advisory affiliates in an investment management capacity from 1981 to 2010 and began managing the Acquiring Fund in 2000, VMV and VOQ in 2005 and VTJ in 2011. Mr. Byron earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
     Mr. Stryker, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. Mr. Stryker was associated with the Funds’ previous investment adviser or its investment advisory affiliates in an investment management capacity from 1994 to 2010 and began managing the Acquiring Fund in 2009 and the Target Funds in 2011. Mr. Stryker earned a B.S. in finance from the University of Illinois, Chicago.
     Mr. Williams, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. Mr. Williams was associated with the Funds’ previous investment adviser or its investment advisory affiliates in an investment management capacity from 2000 to 2010 and began managing the Target Funds in 2009. Mr. Williams earned a B.A. in economics and sociology, as well as a Master of Education degree in educational psychology from the University of Virginia.

     Mr. Wimmel, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. Mr. Wimmel was associated with the Funds’ previous investment adviser or its investment advisory affiliates in an investment management capacity from 1996 to 2010 and began managing the Acquiring Fund in 2001 and the Target Funds in 2011. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.
     The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.
Trading of VMTP Shares
     VMTP Shares are a new issue of securities and there is currently no established trading market for such shares. No Fund intends to apply for a listing of the VMTP Shares on a securities exchange or an automated dealer quotation system or to seek to facilitate transfers by retaining a remarketing or other similar agent with respect to the VMTP Shares. Accordingly, there can be no assurance as to the development or liquidity of any market for the VMTP Shares. The VMTP Shares are not registered under the Securities Act or any other applicable securities law. Accordingly, the VMTP Shares are subject to restrictions on transferability and resale. The VMTP Shares are offered for sale only pursuant to Rule 144A under the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with contractual conditions applicable to transfers of VMTP Shares.
Capital Structures of the Funds
     Each Fund is currently organized as a Massachusetts business trust. The Acquiring Fund was organized on July 19, 1991, VMV was organized on August 6, 1992, VOQ was organized on July 24, 1991 and VTJ was organized on January 21, 1992. As discussed under Proposal 1, before the closing of the Mergers, the Funds will be reorganized as Delaware statutory trusts, which will all have identical governing documents and capital structures. Proposal 1 discusses the material differences between each Fund’s current Massachusetts business trust structure and its proposed Delaware statutory trust structure. The Funds’ governing documents will therefore be substantially identical immediately prior to the Mergers. Because each such Delaware statutory trust will have the same structure, each Fund’s capital structure will not be affected by the Merger except that after the Merger each Fund’s shareholders will hold shares of a single, larger fund.
Description of Securities to be Issued
     Before any Merger can be completed, each merging Fund must have completed a redomestication to a Delaware statutory trust, as discussed in Proposal 1. Accordingly, the following discussion reflects that each Fund would be a Delaware statutory trust as of the time of its Merger. A discussion of the changes a Fund would undergo as part of a Redomestication is included under Proposal 1.
     VMTP Shares. Each Fund has an outstanding class of VMTP Shares. The terms of the VMTP Shares of each Fund are substantially similar. The primary difference between the terms of the Acquiring Fund VMTP Shares and the terms of each Target Fund’s VMTP Shares is that the Acquiring Fund VMTP Shares have a term redemption date of December 1, 2015 whereas the Target Fund VMTP Shares have a term redemption date of June 1, 2015. In addition, while the VMV VMTP Shares currently have the same ratings spread as the Acquiring Fund VMTP Shares, beginning on January 1, 2013, the VMV VMTP Shares would have a higher ratings spread than the Acquiring Fund VMTP Shares, meaning that VMV’s VMTP Shares would pay a higher dividend (assuming an equal credit rating) than the Acquiring Fund VMTP Shares. As a result, in connection with the Mergers, Target Fund shareholders will receive VMTP Shares that have a longer duration and, in the case of VMV, would pay a lower dividend beginning on January 1, 2013 (assuming an equal credit rating). As of the closing of the Merger, the Acquiring Fund will be authorized by its Amended and Restated Agreement and Declaration of Trust to issue an unlimited number of preferred shares. In the Merger, VMTP Shares of a Target Fund will be exchanged for VMTP Shares of the Acquiring Fund.
     The Funds have entered into a Redemption and Paying Agent Agreement with Deutsche Bank Trust Company Americas. The Redemption and Paying Agent serves as the Fund’s transfer agent, registrar, dividend disbursing agent, paying agent and redemption price disbursing agent and calculation agent in connection with the payment of dividends with respect to VMTP Shares, and carry out certain other procedures provided in the Redemption and Paying Agent Agreement.
     The currently outstanding VMTP Shares of VKQ have a long-term issue credit rating of Aa1 from Moody’s and the currently outstanding VMTP Shares of each Target Fund have a long-term issue credit rating of Aa2 from Moody’s. The currently outstanding VMTP Shares of each Fund have a long-term issue credit rating of AAA from Fitch Ratings, a part of the Fitch Group, which is a majority-owned subsidiary of Fimalac, S.A. (“Fitch”), and it is a condition of closing of each Merger that the VMTP Shares of the Acquiring Fund be rated at least AA-/Aa3 by each rating agency that is rating, at the request of the Acquiring Fund, such VMTP Shares. An explanation of the significance of ratings may be obtained from the rating agencies. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The ratings of the VMTP Shares should be evaluated independently from similar ratings of other securities. A rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency.
     Dividends on the VMTP Shares are declared daily and generally paid monthly on the first (1st) business day of each month. For each rate period, the dividend rate on VMTP Shares will, except as otherwise provided in the Statement of Preferences, be equal to the rate per annum that results from the sum of the (1) Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and (2) the ratings spread as determined pursuant to the rate determination process set forth in the Statement of Preferences. VMTP Shares rank on a parity with each other, with shares of any other Series of VMTP Shares and with shares of any other series of preferred shares as to the payment of dividends by the Fund.
     Each Fund does not intend to apply for a listing of the VMTP Shares on a securities exchange or an automated dealer quotation system or to seek to facilitate transfers by retaining a remarketing or other similar agent with respect to the VMTP Shares. Accordingly, there can be no assurance as to the development or liquidity of any market for the VMTP Shares. The VMTP Shares are not registered under the Securities Act. Accordingly, the VMTP Shares are subject to restrictions on transferability and resale.
     Unless otherwise approved in writing by a Fund, VMTP Shareholders may sell, transfer or otherwise dispose of VMTP Shares only in whole shares and only to persons it reasonably believes are either (i) qualified institutional buyers (“QIBs”) that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks (and their direct or indirect wholly-owned subsidiaries), insurance companies, Broker-Dealers (as defined the Statement of Preferences), Foreign Entities (as defined in the Statement of Preferences) (and their direct or indirect wholly-owned subsidiaries), companies that are included in the S&P 500 Index (and their direct or indirect wholly-owned subsidiaries) or registered open-end management investment companies or (ii) tender option bond trusts in which all Beneficial Owners are QIBs that are Closed-End Funds, banks (and their direct or indirect wholly-owned subsidiaries), insurance companies, Broker-Dealers, Foreign Entities (and their direct or indirect wholly-owned subsidiaries), companies that are included in the S&P 500 Index (and their direct or indirect wholly-owned subsidiaries) or registered open-end management investment companies, in each case, in accordance with Rule 144A of the Securities Act or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(2) of the Securities Act. Any transfer in violation of the foregoing restrictions will be void ab initio and any transferee of VMTP Shares transferred in violation of the foregoing restrictions shall be deemed to agree to hold all payments it received on any such improperly transferred VMTP Shares in trust for the benefit of the transferor of such VMTP Shares. The foregoing restrictions on transfer will not apply to any VMTP Shares registered under the Securities Act pursuant to the registration rights agreement entered into by the Fund or any subsequent transfer of such VMTP Shares thereafter.
     Each Fund is required to redeem, out of funds legally available therefor under applicable law and otherwise in accordance with applicable law, all outstanding VMTP Shares on December 1, 2015 or such later date to which it may be extended, if any, in accordance with the provisions of the Statement of Preferences.
     Subject to certain conditions, VMTP Shares may be redeemed at any time, at the option of the Fund (as a whole or from time to time, in part), out of funds legally available therefor under applicable law and otherwise in accordance with applicable law, at a redemption price equal to the sum of (i) the liquidation preference, (ii)

accumulated but unpaid dividends thereon (whether or not declared) to, but not including, the date fixed for redemption and (iii) the redemption premium, if any, in respect of such VMTP Shares.
     VMTP Shares will rank on a parity with each other and with shares of any other series of preferred shares as to the distribution of assets upon the dissolution, liquidation or winding up of the affairs of a Fund, whether voluntary or involuntary. After the payment of the full preferential amounts, VMTP Shareholders as such will have no right or claim to any of the remaining assets of a Fund.
     Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each VMTP Shareholder is entitled to one vote for each VMTP Share held by such shareholder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding preferred shares, including each VMTP Share, and Common Shares will vote together as a single class; provided, however, that the holders of outstanding preferred shares, including VMTP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interests of the Fund, will be entitled to elect two trustees of the Fund at all times, each preferred share, including each VMTP Share, entitled to one vote. Subject to the rights of the holders of preferred shares during a Voting Period (as defined in the Statement of Preferences), the holders of outstanding preferred shares, including VMTP Shares, and outstanding Common Shares, voting together as a single class, will elect the balance of the trustees.
     The VMTP Shares, including the Acquiring Fund VMTP Shares to be issued in the Mergers, are issued in book-entry form, as global securities. The global securities will be deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities will be held only through DTC and any of its participants.
     The foregoing is a brief description of the terms of the VMTP Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the VMTP Shares in the Statement of Preferences of each Fund, which is available upon request by any VMTP Shareholder, and the form of Statement of Preferences of the Acquiring Fund (after giving effect to its Redomestication) attached hereto as Exhibit L.
     Common Shares. Each Common Share represents an equal proportionate interest with each other Common Share of the Fund, with each such share entitled to equal dividend, liquidation, redemption and voting rights. Each Fund also has outstanding VMTP Shares that vote separately from Common Shares in some circumstances. Each Fund’s Common Shares have no preemptive, conversion or exchange rights, nor any right to cumulative voting.
     As of the closing of a Merger, the Acquiring Fund will be authorized by its Amended and Restated Agreement and Declaration of Trust to issue an unlimited number of Acquiring Fund Common Shares, with no par value.
     Dividends and Distributions. The dividend and distribution policies of each Target Fund are identical to those of the Acquiring Fund. The Acquiring Fund intends to make regular monthly distributions of all or a portion of its net investment income after payment of dividends on the Acquiring Fund’s preferred shares outstanding to holders of the Acquiring Fund’s Common Shares. The Acquiring Fund’s net investment income consists of all interest income accrued on portfolio assets less all expenses of the Acquiring Fund. The Acquiring Fund is required to allocate net capital gains and other taxable income, if any, received by the Acquiring Fund among its shareholders on a pro rata basis in the year for which such capital gains and other income is realized. In certain circumstances, the Acquiring Fund will make additional payments to preferred shareholders to offset the tax effects of such taxable distributions.
     While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid, (ii) to the extent necessary, the Fund has redeemed all of the preferred shares subject to mandatory redemption under the terms of the preferred shares, and (iii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund, is at least 200% of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). This limitation on the

Acquiring Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.
     The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of its investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Acquiring Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Acquiring Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Acquiring Fund’s net investment income and net capital gains for the relevant fiscal year and its previously undistributed earnings and profits from prior years. In such situations, the amount by which the Acquiring Fund’s total distributions exceed its net investment income and net capital gains generally will be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.
     Various factors will affect the level of the Acquiring Fund’s net investment income, such as the rate at which dividends are payable on outstanding VMTP Shares, the Acquiring Fund’s asset mix, its level of retained earnings, the amount of leverage utilized by it and the effects thereof and the movement of interest rates for municipal bonds. These factors, among others, may result in the Acquiring Fund’s level of net investment income being different from the level of net investment income for a Target Fund if the Mergers were not completed. To permit the Acquiring Fund to maintain more stable monthly distributions, it may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular month may be more or less than the amount actually earned by the Fund during that month. Undistributed earnings will add to the Acquiring Fund’s net asset value and, correspondingly, distributions from undistributed earnings and from capital, if any, will deduct from the Fund’s net asset value. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding VMTP Shares.
     Provisions for Delaying or Preventing Changes in Control. Each Fund’s governing documents contain provisions designed to prevent or delay changes in control of that Fund. As of the time of the Mergers, each Fund’s governing documents will provide that such Fund’s Board of Trustees may cause the Fund to merge or consolidate with or into other entities; cause the Fund to sell, convey and transfer all or substantially all of the assets of the Fund; cause the Fund to convert to a different type of entity; or cause the Fund to convert from a closed-end fund to an open-end fund, each only so long as such action has previously received the approval of either (i) the Board, followed by the affirmative vote of the holders of not less than 75% of the outstanding shares entitled to vote; or (ii) the affirmative vote of at least two thirds (66 2/3%) of the Board and an affirmative Majority Shareholder Vote (which generally means the vote of “a majority of the outstanding voting securities” as defined in the 1940 Act of the Fund, with each class and series of shares voting together as a single class, except to the extent otherwise required by the 1940 Act). Under each Fund’s governing documents that will be applicable as of the time of the Merger, shareholders will have no right to call special meetings of shareholders or to remove Trustees. In addition, each Fund’s Board is divided into three classes, each of which stands for election only once in three years. As a result of this system, only those Trustees in one class may be changed in any one year, and it would require two years or more to change a majority of the Trustees.
Pending Litigation
     On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint (the “Complaint”) entitled Clifford Rotz, et al. v. Van Kampen Asset Management et al., was filed on behalf of Invesco Van Kampen Advantage Municipal Income Trust II (VKI), Invesco Van Kampen High Income Trust II (VLT), Invesco Van Kampen Municipal Opportunity Trust (VMO), the Acquiring Fund and Invesco Van Kampen Senior Income Trust (VVR) (collectively, the “Trusts”) against Van Kampen Asset Management, Morgan Stanley and certain current and former executive officers of the Trusts (collectively, the “Defendants”) alleging that they breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value. Specifically, the shareholders claim that the Board and officers had no obligation to provide liquidity to the ARPS shareholders, the redemptions were improperly motivated to benefit the prior adviser by preserving business relationships with the ARPS holders, i.e., institutional investors, and the market value and fair value of the ARPS were less than par at the time they were redeemed. The Complaint alleges that the redemption of the ARPS occurred at the expense of the Trusts and their common shareholders. This Complaint amends and consolidates two separate complaints that were filed by Clifford T. Rotz, Jr., Robert Fast and Gene Turban on July 22, 2010, and by Harry Suleski, Leon McDermott, Marilyn Morrison and John Johnson on August 3, 2010. Each of the Trusts initially received a demand letter from the plaintiffs on April 8, 2010. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS at their liquidation value using Trust assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. The Board of each of the Trusts formed a Special Litigation Committee (“SLC”) to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Trusts. After reviewing the findings of the SLC, the Board announced on June 24, 2011, that it had adopted the SLC’s recommendation to seek dismissal of the action. On October 4, 2011, the Trusts filed a motion to dismiss, which remains pending. On November 28, 2011, the plaintiffs filed a motion asking the court to hold the motion to dismiss in abeyance while the plaintiffs conduct limited discovery. The plaintiffs’ request for discovery has been briefed and the court’s decision whether the plaintiffs are entitled to discovery is pending. This matter is pending.
     Management of the Adviser and each of the Funds believe that the outcome of the proceedings described above will have no material adverse effect on the Funds or on the ability of the Adviser to provide ongoing services to the Funds.
Portfolio Turnover
     The Funds’ historical portfolio turnover rates are similar. Because the Funds have similar investment policies, management does not expect to dispose of a material amount of portfolio securities of any Fund in connection with the Mergers. No securities of the Target Funds need be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. The Funds will continue to buy and sell securities in the normal course of their operations.
Terms and Conditions of the Mergers
     The terms and conditions under which a Merger may be consummated are set forth in the Merger Agreement. Significant provisions of the Merger Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Merger Agreement, a form of which is attached as Exhibit D.
     In each Merger, a Target Fund will merge with and into the Acquiring Fund pursuant to the Merger Agreement and in accordance with the Delaware Statutory Trust Act. As a result of each Merger, all of the assets and liabilities of the merging Target Fund will become assets and liabilities of the Acquiring Fund, and the Target Fund’s shareholders will become shareholders of the Acquiring Fund.
     Under the terms of the Merger Agreement, the Acquiring Fund will issue new Acquiring Fund Common Shares in exchange for Target Fund Common Shares. The number of Acquiring Fund Common Shares issued will be based on the relative NAVs and shares outstanding of the Acquiring Fund and the applicable Target Fund as of the business day immediately preceding the Merger’s closing date. All Acquiring Fund Common Shares issued pursuant to the Merger Agreement will be fully paid and non-assessable, and will be listed for trading on the Exchanges. The terms of the Acquiring Fund Common Shares to be issued in each Merger will be identical to the terms of the Acquiring Fund Common Shares already outstanding.
     Under the terms of the Merger Agreement, the Acquiring Fund will also issue new Acquiring Fund VMTP Shares in exchange for Target Fund VMTP Shares. The number of additional Acquiring Fund VMTP Shares issued for each Merger will equal the number of outstanding Target Fund VMTP Shares, and such Acquiring Fund VMTP Shares will have liquidation preferences, rights, and privileges substantially similar to those of the then outstanding

VMTP Shares for the merging Target Fund. The primary difference between the liquidation preferences, rights and privileges of the Acquiring Fund VMTP Shares and those of each Target Fund’s VMTP Shares is that the Acquiring Fund VMTP Shares have a term redemption date of December 1, 2015 whereas the Target Fund VMTP Shares have a term redemption date of June 1, 2015. As a result, in connection with the Mergers, Target Fund shareholders will receive VMTP Shares that have a longer duration.
     Prior to the closing of each Merger, each Target Fund will declare to its Common Shareholders one or more dividends, and the Acquiring Fund may, but is not required to, declare to its Common Shareholders a dividend, payable at or near the time of closing to their respective shareholders to the extent necessary to avoid entity level tax or as otherwise deemed desirable. Such distributions, if made, are anticipated to be made in the 2012 calendar year and, to the extent a distribution is not an “exempt-interest dividend” (as defined in the Code), the distribution may be taxable to shareholders in such year for federal income tax purposes. It is anticipated that Fund distributions will be primarily dividends that are exempt from regular federal income tax, although a portion of such dividends may be taxable to shareholders as ordinary income or capital gains. To the extent the distribution is attributable to ordinary income or capital gains, such ordinary income and capital gains will be allocated to Common Shareholders and VMTP Shareholders in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year. In certain circumstances, each Fund will make additional payments to VMTP Shareholders to offset the tax effects of such taxable distributions.
     If shareholders approve the Mergers and if all of the closing conditions set forth in the Merger Agreement are satisfied or waived, including the condition that each Fund complete its Redomestication (Proposal 1), consummation of the Mergers (the “Closing”) is expected to occur in the third quarter of 2012 on a date mutually agreed upon by the Funds (the “Closing Date”).
     Each Fund will be required to make representations and warranties in the Merger Agreement that are customary in matters such as the Mergers.
     If shareholders of a Fund do not approve a Merger or if a Merger does not otherwise close, the Board will consider what additional action to take, including allowing the Fund to continue operating as it currently does. The Merger Agreement may be terminated and the Merger may be abandoned at any time by mutual agreement of the parties. The Merger Agreement may be amended or modified in a writing signed by the parties.
Additional Information About the Funds
     As of the time of the Mergers, each Fund will be a newly organized Delaware statutory trust, as discussed in Proposal 1. Each Fund is registered under the 1940 Act, as a diversified, closed-end management investment company. “Diversified” means that the Fund is limited in the amount it can invest in a single issuer. A closed-end fund (unlike an “open-end” or “mutual” fund) does not continuously sell and redeem its shares; in the case of the Funds, Common Shares are bought and sold on the Exchanges. A “management” investment company is managed by an investment adviser — the Adviser in the case of the Funds — that buys and sells portfolio securities on behalf of the investment company.
Federal Income Tax Matters Associated with Investment in the Funds
     The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Investors should rely on their own tax advisor for advice about the particular federal, state and local tax consequences to them of investing in the Funds (for purposes of this section, the “Fund”).
     The Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Merger occurs) as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. If, for any taxable year, the Fund does not qualify for taxation as a RIC, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. In lieu of losing its status as a RIC, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.
     The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its taxable ordinary income for that year, and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid or minimize the application of this excise tax.
     The Fund primarily invests in municipal securities. Thus, substantially all of the Fund’s dividends paid to you from net investment income should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
     Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from such municipal obligations, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from such municipal obligations.
     In addition to exempt-interest dividends, the Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. The Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” available to noncorporate shareholders.
     Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares and will reduce such basis. Any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
     As a RIC, the Fund will not be subject to federal income tax in any taxable year on the income and gains it distributes to shareholders provided that it meets certain distribution requirements. The Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
     The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Fund designates dividends made with respect to the Common Shares and the VMTP Shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class.
     Dividends declared by the Fund to shareholders of record in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.
     At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed ordinary income or capital gains of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation, income or gains may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
     Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.
     The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%. As noted above, absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.
     Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), generally the shareholder must file with the IRS a disclosure statement on Form 8886.
     Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code.
     Any interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

     Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC.
     If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
     The Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.
     By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid, including exempt interest dividends (for distributions and proceeds paid after December 31, 2012, the rate is scheduled to rise to 31% unless the 28% rate is extended or made permanent).
     For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
     The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and U.S. estate tax. Shareholders should consult their own tax advisors on these matters and on state, local, foreign and other applicable tax laws.
     Under recently enacted legislation and administrative guidance, the relevant withholding agent may be required to withhold 30% of any (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.
Board Considerations in Approving the Mergers
     On June 1, 2010, Invesco acquired the retail fund management business of Morgan Stanley, which included 32 Morgan Stanley and Van Kampen branded closed-end funds. This transaction filled gaps in Invesco’s product line and has enabled Invesco to expand its investment offerings to retail customers. The transaction also resulted in product overlap. The Mergers proposed in this Proxy Statement are part of a larger group of mergers across Invesco’s fund platform that began in early 2011. The larger group of mergers is designed to put forth Invesco’s most compelling investment processes and strategies, reduce product overlap and create scale in the resulting funds.
     The Boards of the Funds considered each Merger over a series of meetings. The Nominating Committee of the Boards, which consists solely of trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Target Funds (the “Independent Trustees”), met on November 1, 2011 to consider each Merger and to assist the Boards in their consideration of such Mergers. The Nominating Committee considered presentations from the Adviser on the proposed Mergers and identified to the Adviser certain supplemental information to be prepared in connection with the presentation of the proposed Mergers to the full Boards. Prior to the November 15, 2011 meeting of the full Boards, the Boards met in executive session with the Nominating Committee to discuss the Committee’s consideration and review of the proposed Mergers. The full Boards met twice, on November 15, 2011 and November 28, 2011, to review and consider each Merger. The Boards requested and received from the Adviser written materials containing relevant information about the Funds and the proposed Mergers, including fee and expense information on an actual and pro forma estimated basis, and comparative portfolio composition and performance data.
     The Boards reviewed, among other information they deemed relevant, information comparing the following for each Fund on a current and pro forma basis: (1) investment objective, policies and restrictions; (2) portfolio management; (3) portfolio composition; (4) comparative short-term and long-term investment performance and distribution yields; (5) expense ratios and expense structures, including contractual investment advisory fees and fee waiver agreements; (6) expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards; (7) relative asset size; (8) trading information such as trading premiums/discounts for the Funds’ Common Shares; and (9) use of leverage and outstanding VMTP Shares. The Boards discussed with the Adviser the Adviser’s process for selecting and analyzing the Funds that had been proposed to participate in the Mergers and possible alternatives to the Mergers, including liquidation and maintaining stand alone funds, among other alternatives. The Boards also discussed with the Adviser the Mergers in the context of the larger group of completed and proposed reorganizations of funds in the fund complex, which were designed to rationalize the Invesco funds to seek to enhance visibility in the market place.
     The potential benefits to the Funds of the Mergers considered by the Boards included (1) potential benefits resulting from the larger size of the combined fund, including the potential for (i) increased attention from the investment community, (ii) increased trading volume and tighter spreads and improved premium/discount levels for the combined fund’s Common Shares, (iii) improved purchasing power and more efficient transaction costs, and (iv) increased diversification of portfolio investments; (2) maintaining consistent portfolio management teams, processes and investment objectives (other than as it relates to each Target Fund’s focus on investing in municipal securities of a single state); and (3) reducing market confusion caused by similar product offerings.
     The Boards also considered the anticipated economic effects of the Mergers on the combined fund’s fees and expenses, earnings, distribution rates, undistributed net investment company income and market price of Common Shares. The Boards considered that (1) the Acquiring Fund’s management fee schedule will apply to the combined fund; (2) the investment objective, strategies and related risks of each Target Fund and the Acquiring Fund are similar (other than as it relates to each Target Fund’s focus on investing in municipal securities of a single state); (3) the Funds have substantially similar portfolio management teams; (4) shareholders would become shareholders of the larger combined fund; and (5) the allocation of expenses of the Mergers, including the Adviser’s paying all of the Merger costs. In addition, the Boards of the Target Funds considered the Acquiring Fund’s contractual advisory fee rate in light of the benefits of retaining the Adviser as the Acquiring Fund’s investment adviser, the services provided, and those expected to be provided, to the Acquiring Fund by the Adviser, and the terms and conditions of the Acquiring Fund’s advisory agreement.

     The Boards also considered the expected tax free nature of the Mergers for each Fund and its shareholders for federal income tax purposes. However, the Boards of the Target Funds considered that Target Fund shareholders living in Massachusetts, Ohio or New Jersey, respectively, will lose the benefit of their respective Massachusetts, Ohio or New Jersey state tax exemption to the extent that the Acquiring Fund invests in securities whose distributions are not exempt from Massachusetts, Ohio or New Jersey state income tax, respectively, or to the extent that the Acquiring Fund is no longer eligible to pass through to investors the tax-exempt nature of its income for state tax purposes. The Boards considered the information regarding each Fund’s Common Share distribution rate on an actual and tax-equivalent basis (reflecting the effect of both state and federal taxes), noting that before giving effect to the Mergers, the after federal tax equivalent distribution Common Share yield (as a percentage of net asset value) of the Acquiring Fund was within 0.50% of the after federal and state tax equivalent Common Share yield of each Target Fund. The Boards weighed this factor in light of the benefits of the Mergers to Target Fund shareholders described herein, including the benefits of increased portfolio diversification.
After considering the foregoing, the Board noted that:
•	the combined fund is anticipated to have lower total operating expenses than each Target Fund;

•	the combined fund on a pro forma basis had more than a 0.20% higher Common Share distribution yield (as a percentage of net asset value) than each Target Fund, even after giving effect to the higher management fees and total expense ratio that would apply to the combined fund before and after the expiration of fee waivers;

•	as of July 31, 2011, the Acquiring Fund’s Common Shares had traded at an average premium of 1.72% to its net asset value over the preceding 52 week period and, over the same period, the Target Funds’ Common Shares had traded at average premiums of 4.39% (VMV), 1.11% (VOQ) and 2.32% (VTJ);

•	as of July 31, 2011, the Acquiring Fund’s Common Shares traded at an average discount of -2.80% to its net asset value for the preceding month and, over the same period, the Target Funds’ Common Shares had traded at average discounts of -1.30% (VMV), -0.50% (VOQ) and -3.50% (VTJ);

•	the average daily trading volume for the Acquiring Fund’s Common Shares was more than 20 times greater than the average daily trading volume of VMV’s Common Shares, more than 11 times greater than the average daily trading volume of VOQ’s Common Shares and more than eight times greater than the average daily trading volumes of VTJ’s Common Shares; and

•	as of July 31, 2011, the Acquiring Fund owned 434 different municipal bonds and the Target Funds owned 73 (VMV), 102 (VOQ) and 99 (VTJ), which means that the combined fund would provide shareholders with a more diverse portfolio.
     Based upon the information and considerations summarized above, each Board unanimously concluded that each applicable Merger are in the best interests of its respective Fund and the shareholders of such Fund and that no dilution of net asset value would result to the shareholders of such Fund from each applicable Merger. Consequently, on November 28, 2011, each Board, including the Independent Trustees voting separately, unanimously approved the Merger Agreement and each applicable Merger and unanimously recommended that the shareholders of each Fund vote in favor of each applicable Merger.
     The discussion above summarizes certain information regarding the Funds considered by the Boards, which was accurate as of the time of the Boards’ consideration of the Mergers. There can be no assurance that the information considered by the Boards, including with respect to the Funds’ trading at a premium or discount, remains accurate as of the date hereof or at the closing of the Mergers.

Federal Income Tax Considerations of the Mergers
     The following is a general summary of the material U.S. federal income tax considerations of the Mergers and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.
     Each Merger is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. As described above, the Mergers will occur following the Redomestication of each Target Fund and the Acquiring Fund. The principal federal income tax considerations that are expected to result from the Merger of each Target Fund into the Acquiring Fund are as follows:
•	no gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a result of the Merger;

•	no gain or loss will be recognized by the Acquiring Fund as a result of the Merger;

•	the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund; and

•	the holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund will include the period that a shareholder held the shares of the Target Fund (provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the Closing).
     Neither the Target Funds nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Mergers. As a condition to Closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to each Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of each Merger, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of each Target Fund and the Acquiring Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to the effect of the Mergers on the Target Funds, Acquiring Fund, or any Target Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Where to Find Additional Information.” In addition, Skadden, Arps, Slate, Meagher & Flom LLP will deliver an opinion to the Funds, subject to certain representations, assumptions and conditions, to the effect that the Acquiring Fund VMTP Shares received in the Mergers by holders of VMTP Shares of a Target Fund will qualify as equity in the Acquiring Fund for federal income tax purposes.
     Opinions of counsel are not binding upon the IRS or the courts. If a Merger is consummated but the IRS or the courts determine that the Merger does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives. The failure of one Merger to qualify as a tax-free reorganization would not adversely affect any other Merger.
     Prior to the closing of each Merger, each Target Fund will declare to its Common Shareholders one or more dividends, and the Acquiring Fund may, but is not required to, declare to its Common Shareholders a dividend, payable at or near the time of closing to their respective shareholders to the extent necessary to avoid entity level tax or as otherwise deemed desirable. Such distributions, if made, are anticipated to be made in the 2012 calendar year and, to the extent a distribution is not an “exempt-interest dividend” (as defined in the Code), the distribution may be taxable to shareholders in such year for federal income tax purposes. It is anticipated that Fund distributions will be primarily dividends that are exempt from regular federal income tax, although a portion of such dividends may be taxable to shareholders as ordinary income or capital gains. To the extent the distribution is attributable to ordinary income or capital gains, such ordinary income and capital gains will be allocated to Common Shareholders and VMTP Shareholders in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year. In certain circumstances, each Fund will make additional payments to VMTP Shareholders to offset the tax effects of such taxable distributions.
     Each Fund may invest all or a substantial portion of its total assets in municipal securities that may subject certain investors to the federal alternative minimum tax (“AMT bonds”) and, therefore, a substantial portion of the income produced by each Fund may be taxable for such investors under the federal alternative minimum tax. If the Acquiring Fund following the Mergers has a greater portion of its portfolio investments in AMT bonds than a Target Fund, a greater portion of the dividends paid by the Acquiring Fund to shareholders of the Target Fund, post-Closing, may be taxable under the federal alternative minimum tax. However, the portion of a Fund’s total assets invested in AMT Bonds on the Closing Date or in the future and the portion of income subject to federal alternative minimum tax cannot be known in advance. See the Schedule of Investments available in each Fund’s Annual Report for the portion of a Fund’s total assets that are invested in AMT Bonds at February 29, 2012.
     The tax attributes, including capital loss carryovers, of the Target Funds move to the Acquiring Fund in the Mergers. The capital loss carryovers of the Target Funds and the Acquiring Fund are available to offset future gains recognized by the combined Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Fund and its shareholders post-Closing. First, the capital loss carryovers of each Fund that experiences a more than 50% ownership change in a Merger (e.g., in a reorganization of two Funds, the smaller Fund), increased by any current year loss or decreased by any current year gain, together with any net unrealized depreciation in the value of its portfolio investments (collectively, its “aggregate capital loss carryovers”), are expected to become subject to an annual limitation. Losses in excess of that limitation may be carried forward to succeeding tax years, subject, in the case of net capital losses that arise in taxable years beginning on or before December 22, 2010 as discussed below, to an overall eight-year carryover period. The annual limitation will generally equal the net asset value of a Fund on the Closing Date multiplied by the “long-term tax-exempt rate” published by the IRS. In the case of a Fund with net unrealized built-in gains at the time of Closing of a Merger (i.e., unrealized appreciation in value of the Fund’s investments), the annual limitation for a taxable year will be increased by the amount of such built-in gains that are recognized in the taxable year. Second, if a Fund has built-in gains at the time of Closing that are realized by the combined Fund in the five-year period following a Merger, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of another Fund. Third, the capital losses of a Target Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of a Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquiring Fund for such taxable year (excluding capital loss carryovers) treated as realized post-Closing based on the number of days remaining in such year. Fourth, a Merger may result in an earlier expiration of a Fund’s capital loss carryovers because a Merger may cause a Target Fund’s tax year to close early in the year of the Merger.
     The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date (December 22, 2010) for regulated investment companies regardless of whether such regulated investment company is a party to a reorganization. Consequently, these capital losses can be carried forward indefinitely. However, capital losses incurred in pre-enactment taxable years may not be used to offset capital gains until all net capital losses arising in post-enactment taxable years have been utilized. As a result, some net capital loss carryovers incurred in pre-enactment taxable years which otherwise would have been utilized under prior law may expire.
     The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use by the Acquiring Fund, post-Closing, of each Target Fund’s aggregate capital loss carryovers following the Mergers are as follows:

	VMV	VOQ	VTJ	VKQ
	(Target Fund)	(Target Fund)	(Target Fund)	(Acquiring Fund)
	(000,000s)	(000,000s)	(000,000s)	(000,000s)
	at 2/29/2012	at 2/29/2012	at 2/29/2012	at 2/29/2012
Aggregate Capital Loss Carryovers on a Tax Basis	$(6.3)	$(7.2)	$(7.3)	$(90.0)
Unrealized Net Appreciation (Depreciation) in Investments on a Tax Basis	$5.0	$11.4	$15.2	$56.0
Aggregate Net Asset Value	$36.5	$93.2	$104.3	$556.2
Approximate Annual Limitation (1)	$1.2	$3.0	$3.4	N/A

(1)	Based on the long-term tax-exempt rate for ownership changes during May 2012 of 3.26%.
     Based upon each Target Fund’s capital loss position at February 29, 2012, the annual limitations on the use of each Target Fund’s aggregate capital loss carryovers may not prevent the combined Fund from utilizing a substantial portion of such losses, albeit over a period of time. However, the effect of these annual limitations may be to cause the combined Fund, post-Closing, to distribute more capital gains in a taxable year than might otherwise have been the case if no such limitation had applied. The aggregate capital loss carryovers of the Acquiring Fund may continue to be available. The ability of the Acquiring Fund to absorb its own aggregate capital loss carryovers and those of the Target Funds post-Closing depends upon a variety of factors that cannot be known in advance. For more information with respect to each Fund’s capital loss carryovers, please refer to the Fund’s shareholder report.
     Shareholders of a Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Merger when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of a Target Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred. In addition, if the Acquiring Fund following the Mergers has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than a Target Fund, shareholders of the Target Fund, post-Closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Mergers had not occurred. At February 29, 2012, the unrealized appreciation (depreciation) in value of the portfolio investments of each Target Fund on a tax basis as a percentage of its net asset value is 14% for VMV, 12% for VOQ, and 15% for VTJ, compared to that of the Acquiring Fund of 10%, and 11% on a combined basis.
     After the Mergers, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period of their shares for federal income tax purposes.
Tax Treatment of the VMTP Shares of the Acquiring Fund
     The Fund expects that the VMTP Shares issued by the Acquiring Fund in the Merger in exchange for Target Fund VMTP Shares will be treated as equity of the Acquiring Fund for U.S. federal income tax purposes. Each Fund has received a private letter ruling from the IRS to the effect that VMTP Shares issued by it prior to its Redomestication and Merger will be treated as equity of such Fund for U.S. federal income tax purposes. Skadden, Arps, Slate, Meagher & Flom LLP (“Special VMTP Federal Income Tax Counsel”) is of the opinion that, and as a condition to the closing of the Mergers will deliver to the Funds an opinion that, the VMTP Shares issued by the Acquiring Fund in a Merger in exchange for Target Fund VMTP Shares will be treated as equity of the Acquiring Fund for U.S. federal income tax purposes. An opinion of counsel is not binding on the IRS or any court. Thus, no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to Special VMTP Federal Income Tax Counsel’s opinion.
     The discussion herein assumes that the VMTP Shares issued by the Acquiring Fund in a Merger in exchange for Target Fund VMTP Shares will be treated as equity of the Acquiring Fund for U.S. federal income tax purposes.

Where to Find More Information
     The SAI and each Fund’s shareholder reports contain further information on the Funds, including their investment policies, strategies and risks.
THE BOARDS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF
PROPOSAL 2.
PROPOSAL 3: ELECTION OF TRUSTEES BY VMV, VTJ, VOQ AND THE ACQUIRING FUND
     At the Meeting, VMTP Shareholders and Common Shareholders of the Funds, voting together as a single class, will vote to elect Trustees as follows:
(a) With respect to VMV, to elect three Trustees (David C. Arch, Jerry D. Choate, and Suzanne H. Woolsey are the nominees).
(b) With respect to VTJ, VOQ and the Acquiring Fund, to elect one Trustee (Wayne W. Whalen is the nominee).
     At the Meeting, the VMTP Shareholders of VTJ, VOQ and the Acquiring Fund, will also vote as a separate class on the election of one Trustee, designated to be elected solely by the VMTP Shareholders, as follows:
(c) With respect to VTJ, VOQ and the Acquiring Fund, to elect one Trustee (Linda Hutton Heagy is the nominee).
     If elected, each nominee will serve until the later of the Funds’ annual meeting of shareholders in 2015 or until his or her successor has been duly elected and qualified, or his or her earlier retirement, resignation or removal. As in the past, only one class of Trustees is being submitted to shareholders of each Fund for election at the Meeting. The Declaration of Trust of each Fund provides that the Board shall be divided into three classes, which must be as nearly equal in number as possible. For each Fund, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of a Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable state law, each Fund’s Declaration of Trust and each Fund’s bylaws.
     The Trustees who make up the various classes of the Boards of the Funds are shown in the chart below:

Class I	Class II	Class III
David C. Arch Jerry D. Choate Howard J Kerr(2) Suzanne H. Woolsey, Ph.D.	Wayne W. Whalen Rodney F. Dammeyer(2) Linda Hutton Heagy(1)	Colin D. Meadows R. Craig Kennedy Jack E. Nelson(2) Hugo F. Sonnenschein(1)

(1)	Linda Hutton Heagy and Hugo F. Sonnenschein are designated to be elected solely by the VMTP Shareholders voting as a separate class.
(2)	Pursuant to the Funds’ Trustee retirement policy, Howard J Kerr and Jack E. Nelson are retiring from the Boards effective as of the Meeting. Rodney Dammeyer is not standing for reelection and his term of office as Trustee of VOQ, VTJ and the Acquiring Fund will expire at the Meeting. Therefore, Mr. Dammeyer is also stepping down from the Board of VMV effective as of the Meeting. Each Fund’s Board has reduced the size of the Board to eight Trustees effective as of the Meeting.
     The business and affairs of the Funds are managed under the direction of their Boards of Trustees. The Board overseeing the Funds seeks to provide shareholders with a highly qualified, highly capable and diverse group of Board members reflecting the diversity of investor interests underlying the Funds and with a diversity of backgrounds, experience and skills that the Board considers desirable and necessary to its primary goal — protecting and promoting shareholders’ interests. While the Board does not require that its members meet specific qualifications, the Board has historically sought to recruit and continues to value individual Board members that add to the overall diversity of the Board — the objective is to bring varied backgrounds, experience and skills reflective of the wide range of the shareholder base and provide both contrasting and complementary skills relative to the other Board members to best protect and promote shareholders’ interests. Board diversity means bringing together different viewpoints, professional experience, investment experience, education, and other skills. As can be seen in the individual biographies below, the Board brings together a wide variety of business experience (including chairman/chief executive officer-level and director-level experience, including board committee experience, of several different types of organizations); varied public and private investment-related experience; not-for-profit experience; customer service and other back office operations experience; a wide variety of accounting, finance, legal, and marketing experience; academic experience; consulting experience; and government, political and military service experience. All of this experience together results in important leadership and management knowledge, skills and perspective that provide the Board understanding and insight into the operations of the Funds and add range and depth to the Board. As part of its governance oversight, the Board conducts an annual self-effectiveness survey which includes, among other things, evaluating the Board’s (and each committee’s) agendas, meetings and materials, conduct of the meetings, committee structures, interaction with management, strategic planning, etc., and also includes evaluating the Board’s (and each committee’s) size, composition, qualifications (including diversity of characteristics, experience and subject matter expertise) and overall performance.
     The Board evaluates all of the foregoing and does not believe any single factor or group of factors controls or dominates the qualifications of any individual trustee or the qualifications of the trustees as a group. After considering all factors together, the Board believes that each Trustee is qualified to serve as a Trustee.
Independent Trustees.
David C. Arch. Formerly, Mr. Arch was the Chairman and Chief Executive Officer of Blistex, Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago and member of the Board of the Illinois Manufacturers’ Association. Mr. Arch is also a member of the Board of Visitors, Institute for the Humanities, University of Michigan. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Funds.
Jerry D. Choate. Mr. Choate has been a member of the Board of one or more funds in the Invesco fund complex since 2003. The Board believes that Mr. Choate’s experience as the chairman and chief executive officer of a public company and a director of several public companies, his service as a Trustee of the funds in the Invesco fund complex and his experience as a director of other investment companies benefits the Funds.
Rodney F. Dammeyer. Since 2001, Mr. Dammeyer has been Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Previously, Mr. Dammeyer served as Managing Partner at Equity Group Corporate Investments; Chief Executive Officer of Anixter International; Senior Vice President and Chief Financial Officer of Household International, Inc.; and Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. Mr. Dammeyer was a Partner of Arthur Andersen & Co., an international accounting firm. Mr. Dammeyer currently serves as a Director of Quidel Corporation and Stericycle, Inc. Previously, Mr. Dammeyer served as a Trustee of The Scripps Research Institute; and a Director of Ventana Medical Systems, Inc.; GATX Corporation; TheraSense, Inc.; TeleTech Holdings Inc.; and Arris Group, Inc. From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of investment companies benefits the Funds. Mr. Dammeyer is not standing for reelection and his term of office as Trustee of VOQ, VTJ and the Acquiring Fund will expire at the Meeting. Therefore, Mr. Dammeyer is also stepping down from the Board of VMV effective as of the Meeting.
Linda Hutton Heagy. Ms. Heagy has been a member of the Board of one or more funds in the Invesco fund complex since 2003. The Board believes that Ms. Heagy’s experience in executive positions at a number of bank and trust companies and as a member of the board of several organizations, her service as a Trustee of the funds in the Invesco fund complex and her experience serving as a director of other investment companies benefits the Funds.

R. Craig Kennedy. Mr. Kennedy has been a member of the Board of one or more funds in the Invesco fund complex since 2003. The Board believes that Mr. Kennedy’s experience in executive positions at a number of foundations, his investment experience, his service as a Trustee of the funds in the Invesco fund complex and his experience serving as a director of other investment companies benefits the Funds.
Howard J Kerr. Mr. Kerr has been a member of the Board of one or more funds in the Invesco fund complex since 1992. The Board believes that Mr. Kerr’s experience in executive positions at a number of companies, his experience in public service, his service as a Trustee of the Acquiring Fund and his experience serving as a director of other investment companies benefits the Acquiring Fund. Pursuant to the Board’s Trustee retirement policy, Mr. Kerr is retiring from the Board effective as of the Meeting.
Jack E. Nelson. Mr. Nelson has been a member of the Board of one or more funds in the Invesco fund complex since 2003. The Board believes that Mr. Nelson’s experience in executive positions at a number of companies and as a member of several financial and investment industry organizations, his service as a Trustee of the Acquiring Fund and his experience serving as a director of other investment companies benefits the Acquiring Fund. Pursuant to the Board’s Trustee retirement policy, Mr. Nelson is retiring from the Board effective as of the Meeting.
Hugo F. Sonnenschein. Mr. Sonnenschein is the Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Until July 2000, Mr. Sonnenschein served as President of the University of Chicago. Mr. Sonnenschein is a Trustee of the University of Rochester and a member of its investment committee. He is also a member of the National Academy of Sciences and the American Philosophical Society, and a Fellow of the American Academy of Arts and Sciences. From 1994 to 2010, Mr. Sonnenschein served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Sonnenschein’s experiences in academia and in running a university, and his experience as a director of investment companies benefits the Funds.
Suzanne H. Woolsey. Ms. Woolsey has been a member of the Board of one or more funds in the Invesco fund complex since 2003. The Board believes that Ms. Woolsey’s experience as a director of numerous organizations, her service as a Trustee of the funds in the Invesco fund complex and her experience as a director of other investment companies benefits the Funds.
Interested Trustees.
Colin D. Meadows. Mr. Meadows has been a member of the Board of one or more funds in the Invesco fund complex since 2010. The Board believes that Mr. Meadows’ financial services and asset management experience benefits the Funds.
Wayne W. Whalen. Mr. Whalen is Of Counsel and, prior to 2010, was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Whalen is a Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment company directors, Chairman and Director of the Abraham Lincoln Presidential Library Foundation, and Director of the Stevenson Center for Democracy. From 1995 to 2010, Mr. Whalen served as Director and Trustee of investment companies in the Van Kampen Funds complex. The Target Fund Board believes that Mr. Whalen’s experience as a law firm partner and his experience as a director of investment companies benefits the Target Fund.
     Additional biographical information regarding the Trustees can be found in Exhibit F. Information on each Board’s leadership structure, role in risk oversight, and committees and meetings can be found in Exhibit G. Information on the remuneration of Trustees can be found in Exhibit H. Information on the executive officers of the Funds is available in Exhibit E. Information on the Funds’ independent registered public accounting firm is available in Exhibit I.

THE BOARDS UNANIMOUSLY RECOMMEND A VOTE FOR ALL OF THE NOMINEES.
VOTING INFORMATION
How to Vote Your Shares
     There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone, or via the Internet. The proxy card that accompanies this Proxy Statement provides detailed instructions on how you may vote your shares.
     If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares for each Proposal and for all of the Trustee nominees, in accordance with the recommendations of the Board of your Fund, and in the proxy’s best judgment on other matters.
Why are you sending me the Proxy Statement?
     You are receiving this Proxy Statement because you own VMTP Shares of a Fund as of the Record Date and have the right to vote on the very important proposals described herein concerning your Fund. This Proxy Statement contains information that shareholders of the Funds should know before voting on the proposals.
About the Proxy Statement and the Meeting
     We are sending you this Proxy Statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the Meeting and at any adjournments or postponements of the Meeting. This Proxy Statement gives you information about the business to be conducted at the Meeting. Fund shareholders may vote by appearing in person at the Meeting and following the instructions below. You do not need to attend the Meeting to vote, however. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by following the instructions on the enclosed proxy card to vote via telephone or the Internet.
     Shareholders of record of the Funds as of the close of business on the Record Date are entitled to vote at the Meeting. The number of outstanding shares of each class of each Fund on the Record Date can be found at Exhibit J. Each shareholder is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. The Funds expect that Common Shares will also be voted at the Meeting. This Proxy Statement is not a solicitation for any votes of the Common Shares of any Fund.
     Attendance at the Meeting is generally limited to shareholders and their authorized representatives. All shareholders must bring an acceptable form of identification, in order to attend the Meeting in person.
     Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. It is the intention of the persons named in the enclosed proxy card to vote the shares represented by them for each proposal and for all of the Trustee nominees, unless the proxy card is marked otherwise. If a shareholder gives a proxy, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Fund in writing at the address of the Fund set forth on the cover page of this Proxy Statement before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person.
Quorum Requirement and Adjournment
     A quorum of shareholders is necessary to hold a valid shareholder meeting for each Fund. Under the governing documents of each Fund, the holders of a majority of outstanding shares of each class or series or combined class entitled to vote thereat of the Fund present in person or by proxy shall constitute a quorum at the Meeting.
     If a quorum is not present at the Meeting, it may be adjourned, with the vote of the majority of the votes present or represented by proxy, to allow additional solicitations of proxies in order to attain a quorum. The shareholders present in person or represented by proxy and entitled to vote at the Meeting will also have the power to adjourn the Meeting from time to time if the vote required to approve or reject any proposal described herein is not obtained, with proxies, including abstentions and broker non-votes, being voted for adjournment, provided the proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. The affirmative vote of the holders of a majority of a Fund’s shares then present in person or represented by proxy shall be required to so adjourn the Meeting.
     In the event that a shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.
     Abstentions and broker non-votes (described below) are counted as present and will be included for purposes of determining whether a quorum is present for each Fund at the Meeting, but are not considered votes cast at the Meeting. Abstentions and broker non-votes will have the same effect as a vote against Proposals 1 or 2, because their approval requires the affirmative vote of a percentage of the outstanding shares of the applicable Fund or of a certain proportion of the shares present at the Meeting, as opposed to a percentage of votes cast. For Proposal 3, abstentions and broker non-votes will have no effect because only a plurality of votes is required to elect a Trustee nominee. A proxy card marked “withhold” with respect to the election of Trustees would have the same effect as an abstention.
     Broker non-votes occur when a proposal that is routine (such as the election of trustees) is voted on at a meeting alongside a proposal that is non-routine (such as the Redomestication or Merger proposals). Under New York Stock Exchange rules, brokers may generally vote in their discretion on routine proposals, but are generally not able to vote on a non-routine proposal in the absence of express voting instructions from beneficial owners. As a result, where both routine and non-routine proposals are voted on at the same meeting, proxies voted by brokers on the routine proposals are considered votes present but are not votes on any non-routine proposals. Because both routine and non-routine proposals will be voted on at the Meeting, the Funds anticipate receiving broker non-votes with respect to Proposals 1 and 2. No broker non-votes are anticipated with respect to Proposal 3 because it is considered a routine proposal on which brokers typically may vote in their discretion.
     Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your Common Shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.
Votes Necessary to Approve the Proposals
     Common Shares and VMTP Shares of each Fund are entitled to vote at the Meeting. This Proxy Statement is not a solicitation for any votes of the Common Shares of any Fund. Each Fund will solicit the vote of its Common Shares via a separate proxy statement. VMTP Shares are subject to a voting trust requiring that certain voting rights of the VMTP Shares must be exercised as directed by an unaffiliated third party. Votes by VMTP Shares to elect Trustees are subject to the voting trust, but votes regarding the Redomestications and the Mergers are not subject to the voting trust.
     Each Fund’s Board has unanimously approved the Fund’s Plan of Redomestication discussed in Proposal 1. Shareholder approval of a Fund’s Plan of Redomestication requires the approval of the holders of a majority of the Common Shares and VMTP Shares outstanding and entitled to vote, voting as separate classes, of such Fund. Proposal 1 may be approved and implemented for a Fund regardless of whether shareholders approve any other Proposal applicable to the Fund.
     Each Fund’s Board has unanimously approved the Fund’s Plan of Merger discussed in Proposal 2. Shareholder approval of each Plan of Merger requires the vote of a majority of the Common Shares and the VMTP Shares outstanding, voting as separate classes, of the applicable Target Fund and the Acquiring Fund. Proposal 2 may be approved and implemented for a Target Fund only if Proposal 1 is also approved by both such Target Fund and the Acquiring Fund and regardless of whether shareholders approve any other Proposal applicable to such Funds.
     With respect to Proposals 3(a) and 3(b), the affirmative vote of a plurality of the Common Shares and VMTP Shares of a Fund, voting as a single class, present at the Meeting in person or by proxy is required to elect each nominee for

Trustee for such Fund. With respect to Proposal 3(c), the affirmative vote of a plurality of the VMTP Shares of a Fund, voting as a separate class, present at the Meeting in person or by proxy is required to elect the Trustee designated to be elected solely by the VMTP Shareholders for such Fund. Proposal 3 may be approved and implemented for a Fund regardless of whether shareholders approve any other Proposal applicable to the Fund.
Proxy Solicitation
     The Funds have engaged the services of Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies for the Meeting. Costs of this proxy solicitation are estimated to be $10,000 for each of the Target Funds and $40,000 for the Acquiring Fund. The VMTP Shareholders are not expected do not bear any of these costs. The Funds’ officers may also solicit proxies but will not receive any additional or special compensation for any such solicitation.
     Under the agreement with the Solicitor, the Solicitor will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining shareholders’ telephone numbers, and providing additional materials upon shareholder request. The agreement also provides that the Solicitor shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.
OTHER MATTERS
Share Ownership by Large Shareholders, Management and Trustees
     Information on each person who, as of the Record Date, to the knowledge of each Fund, owned 5% or more of the outstanding shares of a class of such Fund can be found at Exhibit K. Information regarding Trustee ownership of shares of the Funds and of shares of all registered investment companies in the Fund Complex overseen by such Trustee can be found at Exhibit F. To the best knowledge of each Fund, the ownership of shares of such Fund by executive officers and Trustees of such Fund as a group constituted less than 1% of each outstanding class of shares of such Fund as of the Record Date.
Annual Meetings of the Funds
     If a Merger is completed, the merged Target Fund will not hold an annual meeting in 2013. If a Merger does not take place, that Target Fund’s Board will announce the date of such Target Fund’s 2013 annual meeting. The Acquiring Fund will hold an annual meeting in 2013 regardless of whether a Merger is consummated.
Shareholder Proposals
     Shareholder proposals intended to be presented at the year 2013 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund’s Secretary at the Fund’s principal executive offices by February 18, 2013 in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. Pursuant to each Fund’s governing documents as anticipated to be in effect before the 2013 annual meeting, if a shareholder wishes to make a proposal at the year 2013 annual meeting of shareholders without having the proposal included in a Fund’s proxy statement, then such proposal must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than March 19, 2013 and not later than April 18, 2013. If a shareholder fails to provide timely notice, then the persons named as proxies in the proxies solicited by the Board for the 2013 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the Fund’s Secretary at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, Attn: Secretary.
Shareholder Communications
     Shareholders may send communications to each Fund’s Board. Shareholders should send communications intended for a Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the applicable Fund or directly to such Trustee at the address specified for such Trustee in Exhibit F. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each of the Funds’ Trustees, officers, and investment advisers, affiliated persons of the investment advisers, and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms with the SEC and the Exchanges, reporting their affiliation with the Fund and reports of ownership and changes in ownership of such securities. These persons and entities are required by SEC regulations to furnish such Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, its officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements.
Other Meeting Matters
     Management of each Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. The Funds know of no business other than the proposals described in this Proxy Statement that will, or are proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy cards shall vote proxies in accordance with their best judgment.
WHERE TO FIND ADDITIONAL INFORMATION
     This Proxy Statement does not contain all the information set forth in the annual and semi-annual reports filed by the Funds as such documents have been filed with the SEC. The financial highlights of each Fund for the year ended February 29, 2012 are available in the Fund’s annual report for the year ended February 29, 2012 on Form N-CSR. The SAI (which is part of the registration statement for the Acquiring Fund’s Common Shares and is not incorporated herein by reference or deemed to be part of this Proxy Statement) includes additional information about the Funds. The SEC file number of each Fund, which contains the Fund’s shareholder reports and other filings with the SEC, is 811-06362 for the Acquiring Fund, 811-07088 for VMV, 811-06364 for VOQ and 811-06536 for VOQ.
     Each Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy materials, registration statements and other information filed may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC. Reports, proxy materials and other information concerning the Funds can also be inspected at the Exchanges.

EXHIBIT A
FORM OF
AGREEMENT AND PLAN OF REDOMESTICATION

A-1

EXHIBIT B
Comparison of Governing Documents
     Each Fund is a Massachusetts business trust. Under Proposal 1, if approved, each Fund will reorganize into a newly formed Delaware statutory trust (each, a “DE Trust” and together, the “DE Trusts”). The following is a discussion of certain provisions of the governing instruments and governing laws of each Fund and its corresponding DE Trust, but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Fund’s shareholder reports and its governing documents.
     Shares. The Trustees of the Funds have the power to issue shares, including preferred shares, without shareholder approval. The governing documents of the Funds indicate that the amount of common shares that a Fund may issue is unlimited. Preferred shares are limited to the amount set forth in the Declarations (defined below). Shares of the Funds have no preemptive rights.
     The Trustees of the DE Trusts have the power to issue shares, including preferred shares, without shareholder approval. The governing documents of the DE Trusts indicate that the amount of common and preferred shares that a DE Trust may issue is unlimited. Shares of the DE Trusts have no preemptive rights.
     Organization. The Funds are organized as Massachusetts business trusts, under the laws of the Commonwealth of Massachusetts. Each Fund is governed by its Declaration of Trust (a “Declaration”) and its bylaws, each as may be amended, and its business and affairs are managed under the supervision of its Board of Trustees.
     Each DE Trust is organized as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act (“Delaware Act”). Each DE Trust is governed by its Amended and Restated Agreement and Declaration of Trust (also, a “Declaration” and, together with the Declaration of each Fund, the “Declarations”) and its bylaws, and its business and affairs are managed under the supervision of its Board of Trustees.
     Composition of the Board of Trustees. The Boards of Trustees of both the Funds and the DE Trusts are divided into three classes, with the election of each class staggered so that each class is only up for election once every three years.
     Shareholder Meetings and Rights of Shareholders to Call a Meeting. The stock exchanges on which a Fund’s shares are currently, and DE Trust’s shares will be, listed requires annual meetings to elect trustees.
     The governing instruments for each Fund provide that special meetings of shareholders may be called by a majority of the Trustees. In addition, special meetings of shareholders may also be called by any Trustee upon written request from shareholders holding in the aggregate not less than 51% of the outstanding common and/or preferred shares, if any (depending on whether they are voting as a single class or separately).
     The bylaws of the DE Trusts authorize the Trustees to call a meeting of the shareholders for the election of Trustees. The bylaws of the DE Trusts also authorize a meeting of shareholders for any purpose determined by the Trustees. The bylaws of the DE Trusts state that shareholders have no power to call a special meeting of shareholders.
     Submission of Shareholder Proposals. The Funds do not have provisions in their governing instruments that require shareholders to provide advance notice to the Funds in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to all of the Funds and the DE Trusts, require that certain conditions be met to present any proposal at a shareholder meeting.
     The matters to be considered and brought before an annual or special meeting of shareholders of the DE Trusts are limited to only those matters, including the nomination and election of Trustees, that are properly brought before the meeting. For proposals submitted by shareholders, the bylaws of the DE Trusts contain provisions which require that notice be given to a DE Trust by an otherwise eligible shareholder in advance of the annual or special shareholder meeting in order for the shareholder to present a proposal at any such meeting and requires shareholders to provide certain information in connection with the proposal. These requirements are intended to provide the Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at the annual or special shareholder meeting.
     In general, for nominations and any other proposals to be properly brought before an annual meeting of shareholders by a shareholder of a DE Trust, written notice must be delivered to the Secretary of the DE Trust not less than 90 days, nor more than 120 days, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary and ends 30 days after such anniversary (an “Other Annual Meeting Date”), the written notice must be delivered by the later of the 90th day prior to the meeting or the 10th day following the public announcement or disclosure of the meeting date provided, however, that if the Other Annual Meeting Date was disclosed in the proxy statement for the prior year’s annual meeting, the dates for receipt of the written notice shall be calculated based on the Other Annual Meeting Date and disclosed in the proxy statement for the prior year’s annual meeting. If the number of Trustees to be elected to the Board is increased and either all of the nominees for Trustee or the size of the increased Board are not publicly announced or disclosed at least 70 days prior to the first anniversary of the preceding year’s annual meeting, written notice will be considered timely if delivered to the Secretary of the DE Trust no later than the 10th date after such public announcement or disclosure. With respect to the nomination of individuals for election to the Board of Trustees at a special shareholder meeting, written notice must be delivered by a shareholder of the DE Trust to the Secretary of the DE Trust no later than the 10th date after such meeting is publicly announced or disclosed. Specific information, as set forth in the bylaws, about the nominee, the shareholder making the nomination, and the proposal must also be delivered, and updated as necessary if proposed at an annual meeting, by the shareholder of the DE Trust. The shareholder or a qualified representative must also appear at the annual or special meeting of shareholders to present about the nomination or proposed business.
     Quorum. The governing instruments of the Funds provide that a quorum will exist if shareholders representing a majority of the outstanding shares of each class or series or combined class entitled to vote are present at the meeting in person or by proxy.
     The bylaws of each DE Trust provide that a quorum will exist if shareholders representing a majority of the outstanding shares entitled to vote are present or represented by proxy, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case the quorum must comply with such requirements.
     Number of Votes; Aggregate Voting. The governing instruments of the Funds and the Declaration and bylaws of the DE Trusts provide that each shareholder is entitled to one vote for each whole share held as to any matter on which the shareholder is entitled to vote, and a proportionate fractional vote for each fractional share held. The Funds and the DE Trusts do not provide for cumulative voting for the election or removal of Trustees.
     The governing instruments of the Funds generally provide that all share classes vote by class or series of the Fund, except as otherwise provided by applicable law, the governing instruments or resolution of the Trustees.
     The Declarations for the DE Trusts generally provide that all shares are voted as a single class, except when required by applicable law, the governing instruments, or when the Trustees have determined that the matter affects the interests of one or more classes, in which case only the shareholders of all such affected classes are entitled to vote on the matter.
     Derivative Actions. Shareholders of each Fund have the power to vote as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or its shareholders. Such shareholders have the power to vote to the same extent as the stockholders of a Massachusetts corporation.
     The Declarations for the DE Trusts state that a shareholder may bring a derivative action on behalf of a DE Trust only if several conditions are met. These conditions include, among other things, a pre-suit demand upon the Board of Trustees and, unless a demand is not required, shareholders who hold at least a majority of the outstanding shares must join in the demand for the Board of Trustees to commence an action, and the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of the claim.
     Right to Vote. The 1940 Act provides that shareholders of a fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. Shareholders also have the right to vote on certain matters affecting a fund or a particular share class thereof under their respective governing instruments and applicable state law. The following summarizes the matters on which shareholders have the right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of a Fund or DE Trust do not have the right to vote, the Trustees may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “Majority Shareholder Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a fund’s outstanding shares.
          Election and Removal of Trustees. The shareholders of the Funds are entitled to vote, under certain circumstances, for the election and the removal of Trustees. Subject to the rights of the preferred shareholders, if any, the Trustees of the Funds are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). Any Trustee of the Funds may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the class or classes of shares of beneficial interest that elected such Trustee.
     With regard to the DE Trusts, Trustees are elected by the affirmative vote of a majority of the outstanding shares of the DE Trust present in person or by proxy and entitled to vote at a meeting of the shareholders at which a quorum is present. Preferred shareholders, voting as a separate class, solely elect at least two Trustees by the affirmative vote of a majority of the outstanding preferred shares. Under certain circumstances, as set forth by the Trustees in accordance with the Declaration, holders of preferred shares may elect at least a majority of the Board’s Trustees. The Declaration and bylaws of the DE Trusts do not provide shareholders with the ability to remove Trustees.
          Amendment of Governing Instruments. Except as described below, the Trustees of the Funds and DE Trusts have the right to amend, from time to time, the governing instruments. For the Funds, the Trustees have the power to alter, amend or repeal the bylaws or adopt new bylaws, provided that bylaws adopted by shareholders may only be altered, amended or repealed by the shareholders. For the DE Trusts, the bylaws may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders.
     For the Funds, shareholder approval is required to amend the Declaration, except that the Trustees may make changes necessary to comply with applicable law and to effect the provisions regarding preferred shares, and may make certain other non-material changes, such as to correct a mistake, without shareholder approval. When shareholder approval is required, the vote needed to effect an amendment is a Majority Shareholder Vote of the common shares and the preferred shares, if any, outstanding and entitled to vote, voting as separate classes, or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of each of such common shares and preferred shares. Notwithstanding the foregoing, any amendment to the Declaration that would reduce the amount payable upon liquidation of the Funds or diminishing or eliminating shareholder voting rights pertaining thereto requires the approval of two-thirds of the class or classes of shareholders so affected. In addition, any amendment that would change or repeal the sections in the Declaration governing termination or merger of the Funds or conversion of the Funds to open-end funds requires the affirmative vote of 75% of each of the common shares and preferred shares, voting as separate classes.
     For the DE Trusts, the Board generally may amend the Declaration without shareholder approval, except: (i) any amendment to the Declaration approved by the Board that would reduce the shareholders’ rights to indemnification requires the vote of shareholders owning at least 75% of the outstanding shares; and (ii) any amendments to the Declaration that would change shareholder voting rights, declassify the Board or change the minimum or maximum number of Trustees permitted require the affirmative vote or consent by the Board of Trustees followed by the affirmative vote or consent of shareholders owning at least 75% of the outstanding shares, unless such amendments have been previously approved, adopted or authorized by the affirmative vote of at least 66

2/3% of the Board of Trustees, in which case an affirmative Majority Shareholder Vote is required (the “DE Trusts’ Voting Standard”).
          Mergers, Reorganizations, and Conversions. The governing instruments of the Funds provide that a merger, consolidation, sale, lease or exchange requires the affirmative vote of not less than 66 2/3% of the common shares and the preferred shares, if any, outstanding and entitled to vote, voting as separate classes. If the merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes, is sufficient authorization. Conversion to an open-end company is required to be approved by at least a majority of the Trustees, including those who are not interested persons as defined in the 1940 Act, and a Majority Shareholder Vote of each of the common shares and preferred shareholders, if any, voting as separate classes. An incorporation or reorganization requires the approval of a majority of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes.
     For the DE Trusts, any such merger, consolidation, conversion, reorganization, or reclassification requires approval pursuant to the DE Trusts’ Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
          Principal Shareholder Transactions. The Target Funds require a vote or consent of 75% of the common shares or preferred shares, if any, outstanding and entitled to vote, voting as separate classes, where a principal shareholder of a fund (i.e., any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the fund’s outstanding shares) is the party to certain transactions.
     The Acquiring Fund requires a vote or consent of 66 2/3% of the common or preferred shares outstanding and entitled to vote, voting as separate classes, where a principal shareholder (i.e., any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares) is the party to certain transactions.
     The DE Trusts require a vote pursuant to the DE Trusts’ Voting Standard for certain principal shareholder transactions. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
          Termination of a Trust. With respect to the Funds, the affirmative vote of not less than 75% of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes, at any meeting of shareholders, or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than 75% of each of such common shares and preferred shares, is required for termination of a Fund.
     The DE Trusts may be dissolved upon a vote pursuant to the DE Trusts’ Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between a DE Trust and any national securities exchange. In addition, to spare shareholders the expense of a shareholder meeting in connection with the dissolution of a Fund, if the affirmative vote of at least 75% of the Board approves the dissolution, shareholder approval is not required.
     Liability of Shareholders. The Massachusetts statute governing business trusts does not include an express provision relating to the limitation of liability of the shareholders of a Massachusetts business trust. However, the Declarations for the Funds provide that no shareholder will be personally liable in connection with the acts, obligations or affairs of the Funds. Consistent with Section 3803 of the Delaware Act, the Declarations of the DE Trusts generally provide that shareholders will not be subject to personal liability for the acts or obligations of the DE Trust.
     Liability of Trustees and Officers. Consistent with the 1940 Act, the governing instruments for both the DE Trusts and the Funds generally provide that no Trustee or officer of a DE Trust and no Trustee, officer, employee or agent of a Fund is subject to any personal liability in connection with the assets or affairs of the DE Trust and the

Fund and the, respectively, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disabling Conduct”).
     Indemnification. The Funds generally indemnify every person who is or has been a Trustee or officer of the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by them in connection with any claim, action, suit or proceeding in which they becomes involved as a party or otherwise by virtue of their being or having been a Trustee or officer and against amounts paid or incurred by them in the settlement thereof, except otherwise for Disabling Conduct.
     The Trustees, officers, employees or agents of a DE Trust (“Covered Persons”) are indemnified by the DE Trust to the fullest extent permitted by the Delaware Act, the bylaws and other applicable law. The bylaws provide that every Covered Person is indemnified by the DE Trust for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness, by reason of the fact that such person is a Covered Person. For proceedings not by or in the right of the DE Trust (i.e., derivative lawsuits), every Covered Person is indemnified by the DE Trust for expenses actually and reasonably incurred in the investigation, defense or settlement in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness, by reason of the fact that such person is a Covered Person. No Covered Person is indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of Disabling Conduct or for any proceedings by such Covered Person against the Trust. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person engaged in Disabling Conduct.
     A DE Trust is indemnified by any common shareholder who brings an action against the Trust for all costs, expenses, penalties, fines or other amounts arising from such action to the extent that the shareholder is not the prevailing party. The DE Trust is permitted to redeem shares of and set off against any distributions to the shareholder for such amounts liable by the shareholder to the DE Trust.

EXHIBIT C
Comparison of State Laws
     The laws governing Massachusetts business trusts and Delaware statutory trusts have similar effect, but they differ in certain respects. Both the Massachusetts business trust law (“MA Statute”) and the Delaware statutory trust act (“DE Statute”) permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust (a “MA Trust”) whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts (a “DE Trust”). The DE Statute provides explicitly that the shareholders and trustees of a Delaware Trust are not liable for obligations of the trust to the same extent as under corporate law, while under the MA Statute, shareholders and trustees could potentially be liable for trust obligations. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments. For example, trustees may have the power to amend the Delaware trust instrument, merge or consolidate a Fund with another entity, and to change the Delaware trust’s domicile, in each case without a shareholder vote.
     The following is a discussion of only certain material differences between the DE Statute and MA Statute, as applicable, and is not a complete description of them. Further information about each Fund’s current trust structure is contained in such Fund’s organizational documents and in relevant state law.

	Delaware Statutory Trust	Massachusetts Business Trust
Governing Documents/Governing Body	A DE Trust is formed by the filing of a certificate of trust with the Delaware Secretary of State. A DE Trust is an unincorporated association organized under the DE Statute whose operations are governed by its governing document (which may consist of one or more documents). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, DE Trusts are granted a significant amount of organizational and operational flexibility. Delaware law makes it easy to obtain needed shareholder approvals, and also permits the management of a DE Trust to take various actions without being required to make state filings or obtain shareholder approval.	A MA Trust is created by the trustees’ execution of a written declaration of trust. A MA Trust is required to file the declaration of trust with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. A MA Trust is a voluntary association with transferable shares of beneficial interests, organized under the MA Statute. A MA Trust is considered to be a hybrid, having characteristics of both corporations and common law trusts. A MA Trust’s operations are governed by a trust document and bylaws. The business and affairs of a MA Trust are managed by or under the direction of a board of trustees.

MA Trusts are also granted a significant amount of organizational and operational flexibility. The MA Statute is silent on most of the salient features of MA Trusts, thereby allowing trustees to freely structure the MA Trust. The MA Statute does not specify what information must be contained in the declaration of trust, nor does it require a registered officer or agent for service of process.

Ownership Shares of Interest	Under both the DE Statute and the MA Statute, the ownership interests in a DE Trust and MA Trust are denominated as “beneficial interests” and are held by “beneficial owners.”

	Delaware Statutory Trust	Massachusetts Business Trust
Series and Classes	Under the DE Statute, the governing document may provide for classes, groups or series of shares, having such relative rights, powers and duties as shareholders set forth in the governing document. Such classes, groups or series may be described in a DE Trust’s governing document or in resolutions adopted by its trustees.	The MA Statute is silent as to any requirements for the creation of such series or classes.

Shareholder Voting Rights	Under the DE Statute, the governing document may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing document may contain any provision relating to the exercise of voting rights. No state filing is necessary and, unless required by the governing document, shareholder approval is not needed.	There is no provision in the MA Statute addressing voting by the shareholders of a MA Trust.

Quorum	Under the DE Statute, the governing document may set forth any provision relating to quorum requirements at meetings of shareholders.	There is no provision in the MA Statute addressing quorum requirements at meetings of shareholders of a MA Trust.

Shareholder Meetings	Neither the DE Statute nor the MA Statute mandates an annual shareholders’ meeting.

Organization of Meetings	Neither the DE Statute nor the MA Statute contain provisions relating to the organization of shareholder meetings.

Record Date	Under the DE Statute, the governing document may provide for record dates.	There is no record date provision in the MA Statute.

Qualification and Election of Trustees	Under the DE Statute, the governing documents may set forth the manner in which trustees are elected and qualified.	The MA Statute does not contain provisions relating to the election and qualification of trustees of a MA Trust.

Removal of Trustees	Under the DE Statute, the governing documents of a DE Trust may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of a DE Trust.	The MA Statute does not contain provisions relating to the removal of trustees.

Restrictions on Transfer	Neither the DE Statute nor the MA Statute contain provisions relating to the ability of a DE Trust or MA Trust, as applicable, to restrict transfers of beneficial interests.

Preemptive Rights and Redemption of Shares	Under each of the DE Statute and the MA Statute, a governing document may contain any provision relating to the rights, duties and obligations of the shareholders.

Liquidation Upon Dissolution or Termination Events	Under the DE Statute, a DE Trust that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing document.	The MA Statute has no provisions pertaining to the liquidation of a MA Trust.

	Delaware Statutory Trust	Massachusetts Business Trust
Shareholder Liability	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust, shareholders of a DE Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.	The MA Statute does not include an express provision relating to the limitation of liability of the shareholders of a MA Trust. The shareholders of a MA Trust could potentially be held personally liable for the obligations of the trust, notwithstanding an express provision in the governing document stating that the shareholders are not personally liable in connection with trust property or the acts, obligations or affairs of the MA Trust.

Trustee/Director Liability	Subject to the provisions in the governing document, the DE Statute provides that a trustee or any other person managing the DE Trust, when acting in such capacity, will not be personally liable to any person other than the DE Trust or a shareholder of the DE Trust for any act, omission or obligation of the DE Trust or any trustee. To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DE Trust and its shareholders, such duties and liabilities may be expanded or restricted by the governing document.	The MA Statute does not include an express provision limiting the liability of the trustee of a MA Trust. The trustees of a MA Trust could potentially be held personally liable for the obligations of the trust.

Indemnification	Subject to such standards and restrictions as may be contained in the governing document of a DE Trust, the DE Statute authorizes a DE Trust to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.	The MA Statute is silent as to the indemnification of trustees, officers and shareholders.

Insurance	Neither the DE Statute nor the MA Statute contain provisions regarding insurance.

Shareholder Right of Inspection	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder, to obtain from the DE Trust certain information regarding the governance and affairs of the DE Trust, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the DE Statute permits the trustees of a DE Trust to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.	There is no provision in the MA Statute relating to shareholder inspection rights.

	Delaware Statutory Trust	Massachusetts Business Trust
Derivative Actions	Under the DE Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing document from a person who was a shareholder at the time of the transaction. A shareholder’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing document.	There is no provision under the MA Statute regarding derivative actions.

Arbitration of Claims	The DE Statute provides flexibility as to providing for arbitration pursuant to the governing documents of a DE Trust.	There is no provision under the MA Statute regarding arbitration.

Amendments to Governing Documents	The DE Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a DE Trust. Amendments to the declaration that do not change the information in the DE Trust’s certificate of trust are not required to be filed with the Delaware Secretary of State.	The MA Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a MA Trust. The MA Statute provides that the trustees shall, within thirty days after the adoption of any amendment to the declaration of trust, file a copy with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business.

EXHIBIT D
Form of Agreement and Plan of Merger

D-1

EXHIBIT E
Executive Officers of the Funds
     The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The address of each officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, Year of Birth and
Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and

E-1

Name, Year of Birth and
Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
		Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).

Valinda Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, Invesco Van Kampen Closed-End Funds. Formerly: Compliance Director, Invesco Fixed Income, Invesco; Deputy Compliance Officer, AIG Sun America Asset Management Corp.

E-2

EXHIBIT F
Information Regarding the Trustees
     The tables below list the incumbent Trustees, their principal occupations, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the Record Date. Trustees of the Funds generally serve three year terms or until their successors are duly elected and qualified.

		Term of		Number of
		Office		Portfolios in
		and		Fund
Name, Year of Birth,	Position(s)	Length of		Complex
and Address of	Held with	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
Trustee	Funds	Served	Past Five Years	Trustee	Trustee During the Past Five Years

Independent Trustees:

David C. Arch[1] 1945 Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	†	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Trustee/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate[1] 1938 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	†	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney F. Dammeyer***[2,4] 1940 CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	†	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Prior to January 2004, Director of TeleTech Holdings, Inc. Prior to 2002, Director of Arris Group, Inc. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes	151	Trustee/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

		Term of		Number of
		Office		Portfolios in
		and		Fund
Name, Year of Birth,	Position(s)	Length of		Complex
and Address of	Held with	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
Trustee	Funds	Served	Past Five Years	Trustee	Trustee During the Past Five Years

			Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.

Linda Hutton Heagy[2,4] 1948 4939 South Greenwood Chicago, IL 60615	Trustee	†	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse.	18	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy[3] 1952 1744 R Street, N.W. Washington, D.C. 20009	Trustee	†	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc. Advisory Board, True North Ventures.

Howard J Kerr***[1] 1935 14 Huron Trace Galena, IL 61036	Trustee	†	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978 through 1979.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

		Term of		Number of
		Office		Portfolios in
		and		Fund
Name, Year of Birth,	Position(s)	Length of		Complex
and Address of	Held with	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
Trustee	Funds	Served	Past Five Years	Trustee	Trustee During the Past Five Years

Jack E. Nelson***[3] 1936 423 Country Club Drive Winter Park, FL 32789	Trustee	†	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein[3,4] 1940 1126 E. 59th Street Chicago, IL 60637	Trustee	†	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D.[1] 1941 815 Cumberstone Road Harwood, MD 20776	Trustee	†	Chief Executive Officer of Woolsey Partners LLC. Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit

		Term of		Number of
		Office		Portfolios in
		and		Fund
Name, Year of Birth,	Position(s)	Length of		Complex
and Address of	Held with	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
Trustee	Funds	Served	Past Five Years	Trustee	Trustee During the Past Five Years

energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

Interested Trustees:

Colin D. Meadows*[3] 1971 1555 Peachtree Street, N.E. Atlanta, GA 30309	Trustee; President and Principal Executive Officer	†	Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. since 2006. Chief Administrative Officer of Invesco Advisers, Inc. since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in the banking and asset management sectors.	18	None.

Wayne W. Whalen**[2] 1939 155 North Wacker Drive Chicago, IL 60606	Trustee	†	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	151	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

1	Designated as a Class I trustee.

2	Designated as a Class II trustee.

3	Designated as a Class III trustee.

4	With respect to Funds with VMTP Shares outstanding, Mr. Sonnenschein and Ms. Heagy are elected by the VMTP Shareholders.

*	Mr. Meadows is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the funds in the Fund Complex because he is an officer of the Adviser. The Board of Trustees of the Funds appointed Mr. Meadows as Trustee of the Funds effective June 1, 2010.

**	Mr. Whalen is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because he and his firm currently provide legal services as legal counsel to such funds in the Fund Complex.

***	Pursuant to the Board’s Trustee retirement policy, Howard J Kerr and Jack E. Nelson are retiring from the Board effective as of the Meeting. In addition, Rodney Dammeyer is resigning from the Board effective as of the Meeting. Rodney Dammeyer is not standing for reelection and his term of office as Trustee of VOQ, VTJ and the Acquiring Fund will expire at the Meeting. Therefore, Mr. Dammeyer is also stepping down from the Board of VMV effective as of the Meeting. The Board has reduced the size of the Board to eight Trustees effective as of the Meeting.

†	Each Trustee generally serves a three-year term from the date of election. Each Trustee has served as a Trustee of each respective Fund since the year shown in the following table.

	Independent Trustees									Interested Trustees
Fund	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Meadows	Whalen
VMV	1993	2003	1993	2003	2003	1993	2003	1994	2003	2010	1993
VKQ	1991	2003	1991	2003	2003	1992	2003	1994	2003	2010	1991
VOQ	1991	2003	1991	2003	2003	1992	2003	1994	2003	2010	1991
VTJ	1992	2003	1992	2003	2003	1992	2003	1994	2003	2010	1992
Trustee Ownership of Fund Shares
     The following table shows each Board member’s ownership of shares of the Funds and of shares of all registered investment companies overseen by such Board member in the Fund Complex as of December 31, 2011.

Aggregate Dollar Range
of Equity Securities in
All Registered
				Dollar Range of	Investment Companies
	Dollar Range of	Dollar Range of	Dollar Range of	Equity Securities	Overseen by Board
	Equity Securities	Equity Securities	Equity Securities	in the Acquiring	Member in Family of
Name	in VMV	in VOQ	in VTJ	Fund (VKQ)	Investment Companies
Independent Trustees
David C. Arch	None	None	None	$10,001-$50,000 (1,126.39 Common Shares)	Over $100,000
Jerry D. Choate	None	None	None	$10,001-$50,000 (2,400 Common Shares)	Over $100,000
Rodney F. Dammeyer	None	None	None	Over $100,000 (150,084.47 Common Shares)	Over $100,000
Linda Hutton Heagy	None	None	None	$1-$10,000 (162.29 Common Shares)	$50,001-$100,000
R. Craig Kennedy	None	None	None	None	$10,001-$50,000
Howard J Kerr	None	None	None	None	$1-$10,000
Jack E. Nelson	None	None	None	None	$1-$10,000
Hugo F. Sonnenschein	None	None	None	$1-$10,000 (688 Common Shares)	Over $100,000
Suzanne H. Woolsey	None	None	None	None	$10,001-$50,000

Interested Trustees
Colin D. Meadows	None	None	None	None	$1-$10,000
Wayne W. Whalen	None	None	None	$10,001-$50,000 (1,539 Common Shares)	Over $100,000

EXHIBIT G
Board Leadership Structure, Role in Risk Oversight and Committees and Meetings
Board Leadership Structure
     The Board’s leadership structure consists of a Chairman of the Board and two standing committees, each described below (and ad hoc committees when necessary), with each committee staffed by Independent Trustees and an Independent Trustee as Committee Chairman. The Chairman of the Board is not the principal executive officer of the Funds. The Chairman of the Board is not an “interested person” (as that term is defined by the 1940 Act) of the Adviser. However, the Chairman of the Board is an “interested person” (as that term is defined by the 1940 Act) of the Funds for the reasons described in the Trustee biographies in Exhibit F. The Board, including the independent trustees, periodically reviews the Board’s leadership structure for the Funds, including the interested person status of the Chairman, and has concluded the leadership structure is appropriate for the Funds. In considering the chairman position, the Board has considered and/or reviewed (i) the Funds’ organizational documents, (ii) the role of a chairman (including, among other things, setting the agenda and managing information flow, running the meeting and setting the proper tone), (iii) the background, experience and skills of the Chairman (including his independence from the Adviser), (iv) alternative structures (including combined principal executive officer/chairman, selecting one of the Independent Trustees as chairman and/or appointing an independent lead trustee), (v) rule proposals in recent years that would have required all fund complexes to have an independent chairman, (vi) the Chairman’s past and current performance, and (vii) the potential conflicts of interest of the Chairman (and noted their periodic review as part of their annual self-effectiveness survey and as part of an independent annual review by the Funds’ Audit Committee of fund legal fees related to such potential conflict). In conclusion, the Board and the Independent Trustees have expressed their continuing support of Mr. Whalen as Chairman.
Board Committees and Meetings
     Each Fund’s Board of Trustees has two standing committees (an Audit Committee and a Governance Committee). Each committee is comprised solely of “Independent Trustees”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the respective Fund as defined by Exchange listing standards.
     Each Board’s Audit Committee consists of Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by Exchange listing standards. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of each Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund’s financial statements, accounting records or internal controls. Each Board of Trustees has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. The Audit Committee’s charter is available at www.invesco.com/us. Each member of the Audit Committee is deemed an audit committee financial expert.
     Each Board’s Governance Committee consists of David C. Arch, Rodney Dammeyer, Howard J Kerr, Jack E. Nelson, Hugo F. Sonnenschein and Suzanne H. Woolsey. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by Exchange listing standards. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Governance Committee charter for each of the Funds, which includes each Fund’s nominating policies, is available at www.invesco.com/us. The Independent Trustees of the respective Fund select and nominate nominee Independent Trustees for the respective Fund. While the Independent Trustees of the respective Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider

G-1

nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described herein.
     During the Funds’ last fiscal year, the Board held seven (7) meetings, the Board’s Audit Committee held seven (7) meetings, and the Board’s Governance Committee met five (5) times. The Board previously had a brokerage and services committee, which met two (2) times during the Funds’ last fiscal year. During the Funds’ last completed fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member.
Board Role in Risk Oversight
     The management of the fund complex seeks to provide investors with disciplined investment teams, a research-driven culture, careful long-term perspective and a legacy of experience. The goal for each Fund is attractive long-term performance consistent with the objective and investment policies and risks for such Fund, which in turn means, among other things, good security selection, reasonable costs and quality shareholder services. An important sub-component of delivering this goal is risk management — understanding, monitoring and controlling the various risks in making investment decisions at the individual security level as well as portfolio management decisions at the overall fund level. The key participants in the risk management process of the Funds are each Fund’s portfolio managers, the Adviser’s senior management, the Adviser’s risk management group, the Adviser’s compliance group, the Funds’ chief compliance officer, and the various support functions (i.e. the custodian, the Funds’ accountants (internal and external), and legal counsel). While Funds are subject to other risks such as valuation, custodial, accounting, shareholder servicing, etc., a Fund’s primary risk is understanding, monitoring and controlling the various risks in making portfolio management decisions consistent with the Fund’s objective and policies. The Board’s role is oversight of management’s risk management process. At regular quarterly meetings, the Board reviews Fund performance and factors, including risks, affecting such performance by Fund with the Adviser’s senior management, and the Board typically meets at least once a year with the portfolio managers of each Fund. At regular quarterly meetings, the Board reviews reports showing monitoring done by the Adviser’s risk management group, by the Adviser’s compliance group, the Funds’ chief compliance officer and reports from the Funds’ support functions.

G-2

EXHIBIT H
Remuneration of Trustees
     The table below shows compensation for Trustees. The compensation of Trustees that are affiliated persons (as defined in 1940 Act) of the Adviser is paid by the respective affiliated entity. The Funds pay the non-affiliated Trustees an annual retainer and meeting fees for services to such Funds. The Funds do not accrue or pay retirement or pension benefits to Trustees as of the date of this Proxy Statement.
Compensation Table

				Aggregate	Total	Number of
	Aggregate	Aggregate	Aggregate	Compensation	Compensation	Portfolios in
	Compensation	Compensation	Compensation	from	from Portfolios	Fund Complex
	from	from	from	the Acquiring	in the	Overseen by
Name	VMV(1)	VTJ(1)	VOQ(1)	Fund (VKQ)(1)	Fund Complex(2)	Trustee
Independent Trustees
David C. Arch	$1,730	$2,423	$2,306	$7,074	$412,250	151
Jerry D. Choate	$1,512	$2,118	$2,016	$6,187	$83,000	18
Rodney F. Dammeyer	$1,730	$2,423	$2,306	$7,074	$412,250	151
Linda Hutton Heagy	$1,730	$2,423	$2,306	$7,074	$95,000	18
R. Craig Kennedy	$1,622	$2,273	$2,161	$6,635	$89,000	18
Howard J Kerr	$1,730	$2,423	$2,306	$7,074	$95,000	18
Jack E. Nelson	$1,730	$2,423	$2,306	$7,074	$95,000	18
Hugo F. Sonnenschein	$1,730	$2,423	$2,306	$7,074	$412,200	151
Suzanne H. Woolsey	$1,730	$2,423	$2,306	$7,074	$95,000	18
Interested Trustees
Colin D. Meadows	$0	$0	$0	$0	$0	18
Wayne W. Whalen	$1,730	$2,423	$2,306	$7,074	$399,000	151

(1)	For the fiscal year ended February 29, 2012.

(2)	For the fiscal year ended December 31, 2011.

H-1

EXHIBIT I
Independent Auditor Information
     The Audit Committee of the Board of Trustees of each Fund appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for fiscal years ending after May 31, 2010. Prior to May 31, 2010, each Fund was audited by a different independent registered public accounting firm (the “Prior Auditor”). The Board of Trustees selected a new independent auditor in connection with the appointment of Invesco Advisers as investment adviser to the Fund (“New Advisory Agreement”). Effective June 1, 2010, the Prior Auditor resigned as the independent registered public accounting firm of the Fund.
     The Prior Auditor’s report on the financial statements of each Fund for the prior two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.
Audit and Other Fees
     The Funds and “Covered Entities” (the Adviser, excluding sub-advisers unaffiliated with the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds), were billed the amounts listed below by PwC during each Fund’s last two fiscal years. Effective February 28, 2011, the fiscal year end of each Fund was changed to the last day in February.

			Non-Audit Fees
			Audit Related				All Other		Total Non-
Fund	Fiscal Year End	Audit Fees	Fees		Tax Fees		Fees		Audit Fees	Total
Acquiring Fund (VKQ)	02/29/12	$36,300	$5,000	(1)	$6,100	(2)	$0		$11,100	$47,400
	10/31/2010 to 02/28/11	19,250	4,000	(1)	2,300	(2)	1,667	(3)	7,967	27,217
VMV	02/29/12	36,300	5,000	(1)	5,700	(2)	0		10,700	47,000
	10/31/2010 to 02/28/11	19,250	4,000	(1)	2,300	(2)	1,667	(3)	7,967	27,217
VOQ	02/29/12	36,300	5,000	(1)	5,900	(2)	0		10,900	47,200
	10/31/2010 to 02/28/11	19,250	4,000	(1)	2,300	(2)	1,667	(3)	7,967	27,217
VTJ	02/29/12	36,300	5,000	(1)	5,900	(2)	0		10,900	47,200
	10/31/2010 to 02/28/11	19,250	4,000	(1)	2,300	(2)	1,667	(3)	7,967	27,217
Covered Entities	02/29/12	0	0		0		0		0	0
	10/31/2010 to 02/28/11	0	0		0		0		0	0

(1)	Includes fees billed for agreed upon procedures related to auction rate preferred securities.

(2)	Includes fees billed for reviewing tax returns.

(3)	Includes fees billed for completing professional services related to benchmark analysis.
     The Audit Committee of each Board has considered whether the provision of non-audit services performed by PwC to such Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services. Each Fund’s Audit Committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of such Fund. 100% of such services were pre-approved by the Audit Committee pursuant to the Audit Committee’s pre-approval policies and procedures. Each Board’s pre-approval policies and procedures are included as part of the Board’s

I-1

Audit Committee charter, which is available at www.invesco.com/us. The members of the Audit Committee are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.
     The Audit Committee of each Fund reviewed and discussed the last audited financial statements of each Fund with management and with PwC. In the course of its discussions, each Fund’s Audit Committee has discussed with PwC its judgment as to the quality, not just the acceptability, of such Fund’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance). Each Fund’s Audit Committee received the written disclosures and the letter from PwC required under Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with PwC its independence with respect to such Fund. Each Fund knows of no direct financial or material indirect financial interest of PwC in such Fund. Based on this review, the Audit Committee recommended to the Board of each Fund that such Fund’s audited financial statements be included in such Fund’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC.
     It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

I-2

EXHIBIT J
Outstanding Shares of the Funds
     As of the Record Date, there were the following number of shares outstanding of each Fund:

Fund	Share Class	Number of Shares Outstanding
Acquiring Fund (VKQ)	Common Shares	39,107,729
Acquiring Fund (VKQ)	VMTP Shares	1,787
VMV	Common Shares	2,706,661
VMV	VMTP Shares	149
VOQ	Common Shares	5,816,353
VOQ	VMTP Shares	283
VTJ	Common Shares	6,075,770
VTJ	VMTP Shares	409

J-1

EXHIBIT K
Ownership of the Funds
Significant Holders
     Listed below are the name, address and percent ownership of each person who, as of the Record Date, to the best knowledge of the Funds owned 5% or more of the outstanding shares of a class of a Fund.

			Number of Shares
Name and Address	Fund	Class of Shares	Owned		Percent Owned*
Wells Fargo Bank, National Association	VMV	VMTP	149	**	100%
Wells Fargo & Company 375 Park Avenue New York, New York 10152

Wells Fargo Bank, National Association	VOQ	VMTP	283	**	100%
Wells Fargo & Company 375 Park Avenue New York, New York 10152

Wells Fargo Bank, National Association	VTJ	VMTP	409	**	100%
Wells Fargo & Company 375 Park Avenue New York, New York 10152

Wells Fargo Bank, National Association	VKQ	VMTP	1,787	**	100%
Wells Fargo & Company 375 Park Avenue New York, New York 10152

First Trust Portfolios L.P., First Trust Advisors L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	VTJ	Common	452,393		7.5%

First Trust Portfolios L.P., First Trust Advisors L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	VKQ	Common	3,039,942		7.8%

*	Based on filings made by such owners with the SEC. Each Fund has no knowledge of whether all or any portion of the shares reported or owned of record are also owned beneficially.

**	VMTP Shares are subject to a voting trust requiring that certain voting rights of the VMTP Shares must be exercised as directed by an unaffiliated third party

K-1

Exhibit L
Statement of Preferences of the VMTP Shares of the Acquiring Fund

L-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
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Please detach at perforation before mailing.

INVESCO VAN KAMPEN MUNICIPAL TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012
PREFERRED SHARES
The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF EACH PROPOSAL, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012
Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [________]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each proposal and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: ■
	FOR	AGAINST	ABSTAIN

Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

Proposal 2(b)(i): Approval of an Agreement and Plan of Merger that provides for Invesco Van Kampen Massachusetts Value Municipal Income Trust to merge with and into the Fund.

Proposal 2(b)(ii): Approval of an Agreement and Plan of Merger that provides for Invesco Van Kampen Ohio Quality Municipal Trust to merge with and into the Fund.

Proposal 2(b)(iii): Approval of an Agreement and Plan of Merger that provides for Invesco Van Kampen Trust for Investment Grade New Jersey Municipals to merge with and into the Fund.

	FOR	WITHHOLD

Proposal 3(b): Election of the Trustee – The Board recommends a vote FOR the nominee listed:

01. Wayne W. Whalen

	FOR	WITHHOLD

Proposal 3(c): Election of the Trustee – The Board recommends a vote FOR the nominee listed:

01. Linda Hutton Heagy

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012
PREFERRED SHARES
The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED ”FOR” THE APPROVAL OF EACH PROPOSAL, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012
Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [________]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each proposal and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: ■

	FOR	AGAINST	ABSTAIN

Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

Proposal 2(a): Approval of an Agreement and Plan of Merger that provides for the Fund to merge with and into Invesco Van Kampen Municipal Trust.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

Proposal 3(a): Election of Trustees – The Board recommends a vote FOR ALL of the nominees listed:

01. David C. Arch 03. Suzanne H. Woolsey
02. Jerry D. Choate

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012
PREFERRED SHARES
The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF EACH PROPOSAL, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012
Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [________]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each proposal and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: ■
	FOR	AGAINST	ABSTAIN

Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

Proposal 2(a): Approval of an Agreement and Plan of Merger that provides for the Fund to merge with and into Invesco Van Kampen Municipal Trust.

	FOR	WITHHOLD

Proposal 3(b): Election of the Trustee – The Board recommends a vote FOR the nominee listed:
01. Wayne W. Whalen

	FOR	WITHHOLD

Proposal 3(c): Election of the Trustee – The Board recommends a vote FOR the nominee listed:
01. Linda Hutton Heagy
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012
PREFERRED SHARES
The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF EACH PROPOSAL, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [_______]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each proposal and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:   ■

	FOR	AGAINST	ABSTAIN

Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

Proposal 2(a): Approval of an Agreement and Plan of Merger that provides for the Fund to merge with and into Invesco Van Kampen Municipal Trust.

	FOR	WITHHOLD

Proposal 3(b): Election of the Trustee — The Board recommends a vote FOR the nominee listed:
01. Wayne W. Whalen

	FOR	WITHHOLD

Proposal 3(c): Election of the Trustee — The Board recommends a vote FOR the nominee listed:
01. Linda Hutton Heagy
PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE